TEMPLETON CHINA WORLD FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Templeton China World Fund (the “China World Fund”) scheduled for October 14, 2024, at 1:00 p.m., Eastern time. These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the China World Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 10 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitations or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments. If you have any questions, call Fund Information at:

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or, if eligible, through the Internet, 24 hours a day. If your account is eligible to vote through the Internet, separate instructions are enclosed.

TEMPLETON CHINA WORLD FUND

300 S.E. 2nd Street, Fort Lauderdale,

Florida 33301-1923

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on October 14, 2024

To the Shareholders of the Templeton China World Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Templeton China World Fund (the “China World Fund”), will be held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on October 14, 2024, at 1:00 p.m., Eastern time. The Meeting is being called for the following purposes:

1.        To approve an Agreement and Plan of Reorganization (the “Plan”) between the China World Fund and the Templeton Developing Markets Trust (the “Developing Markets Trust”), that provides for: (i) the acquisition of substantially all of the assets of the China World Fund by the Developing Markets Trust in exchange solely for shares of the Developing Markets Trust, (ii) the issuance of shares of the Developing Markets Trust to the China World Fund and distribution of such shares to the shareholders of the China World Fund, and (iii) the complete liquidation and dissolution of the China World Fund.

2.        To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganization of the China World Fund with and into the Developing Markets Trust, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on August 12, 2024 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting.

By Order of the Board of China World Fund,

Navid J. Tofigh,
Vice President and Secretary

August 16, 2024

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust, on behalf of the China World Fund, urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the China World Fund at any time before the proxy is exercised, or by voting in person at the Meeting. You may also be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions. In addition, if your account is eligible, you may also be able to vote through the Internet by visiting the website printed on your proxy card and following the online instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized. The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

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INFORMATION ABOUT THE TRANSACTION	30
How will the Transaction be carried out?	30
Who will pay the expenses of the Transaction?	31
What should I know about the Developing Markets Trust Shares?	31
What are the capitalizations of the Funds and what might the Developing Markets Trust’s capitalization be after the Transaction?	32
COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS	33
How do the investment goals and strategies of the Funds compare?	33
How do the fundamental investment policies of the Funds differ?	36
What are the principal investment risks associated with investments in the Funds?	40
FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION	44
INFORMATION ABOUT THE FUNDS	48
FURTHER INFORMATION ABOUT THE FUNDS	49
VOTING INFORMATION	51
How many votes are necessary to approve the Plan?	51
How do I ensure my vote is accurately recorded?	51
May I revoke my proxy?	52
What other matters will be voted upon at the Meeting?	52
Who is entitled to vote?	52
How will proxies be solicited?	52
Are there dissenters’ rights?	53
PRINCIPAL HOLDERS OF SHARES	53
SHAREHOLDER PROPOSALS	54
ADJOURNMENT	55
GLOSSARY	56
EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT	57
A. Form of Agreement and Plan of Reorganization	A-1
B. Financial Highlights of the China World Fund and Developing Markets Trust	B-1
C. Principal Holders of Securities	C-1

 ii

PROSPECTUS/PROXY STATEMENT

Dated August 16, 2024

Acquisition of Substantially All of the Assets of

TEMPLETON CHINA WORLD FUND

By and in Exchange for Shares of

TEMPLETON DEVELOPING MARKETS TRUST

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Templeton China World Fund (the “China World Fund”). At the Meeting, shareholders of the China World Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). If the China World Fund shareholders vote to approve the Plan, substantially all of the assets of the China World Fund will be acquired by the Templeton Developing Markets Trust (the “Developing Markets Trust”) in exchange for Class A, Class C, Class R6 and Advisor Class shares of the Developing Markets Trust.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on October 14, 2024, at 1:00 p.m., Eastern time. You can reach the offices of Franklin Templeton by calling (800) 342-5236. The Board of Trustees of the China World Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about August 26, 2024.

If the China World Fund shareholders vote to approve the Plan, you will receive Class A, Class C, Class R6 and/or Advisor Class shares of the Developing Markets Trust of equivalent aggregate net asset value (“NAV”) to your investment in the corresponding class of shares of the China World Fund. The China World Fund will then be liquidated and dissolved.

The China World Fund and the Developing Markets Trust (each, a “Fund” and, together, the “Funds”) have identical investment goals and generally similar principal investment strategies and risks. While there are some similarities in principal investment strategies and risks, there are also notable differences which are discussed in more detail below.

The China World Fund and the Developing Markets Trust have the same investment goal of long-term capital appreciation. The most significant difference between the Funds is that the China World Fund invests at least 80% of its net assets in equity securities of “China companies” (i.e., companies located or operating in the People’s Republic of China (“China”), Hong Kong or Taiwan). The Developing Markets Trust invests in at least 80% of its net assets in equity securities of companies located or operating in developing market countries but may from time to time have significant investments in China or South Korea.

This Prospectus/Proxy Statement includes information about the Plan and the Developing Markets Trust that you should know before voting on the Plan, which, if approved, could result in your investment in the Developing Markets Trust. You should retain this Prospectus/Proxy Statement for future reference. Additional information about the China World Fund, the Developing Markets Trust and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•	The Prospectus of the China World Fund (File No. 333-104602) - Class A, Class C, Class R6 and Advisor Class shares dated January 1, 2024, as supplemented to date (the “China World Fund Prospectus”), which is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•	The Prospectus of the Developing Markets Trust (File No. 033-42163) - Class A, Class C, Class R, Class R6 and Advisor Class shares dated May 1, 2024, as supplemented to date (the “Developing Markets Trust Prospectus”), which is enclosed herewith, incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•	A Statement of Additional Information (“SAI”) dated August 16, 2024 (File No. 333-280852), relating to this Prospectus/Proxy Statement, which has been filed with the SEC, is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the China World Fund Prospectus or the Developing Markets Trust Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton at P.O. Box 33030, St. Petersburg, Florida, 33733-8030.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Developing Markets Trust Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the China World Fund are being asked to approve the Plan between the China World Fund and the Developing Markets Trust, that provides for: (1) the acquisition of substantially all of the assets of the China World Fund by the Developing Markets Trust in exchange solely for shares of the Developing Markets Trust, (2) the issuance of shares of the Developing Markets Trust to the China World Fund and the distribution of such shares to the shareholders of the China World Fund, and (3) the complete liquidation and dissolution of the China World Fund.

What will happen if shareholders approve the Plan?

If the China World Fund’s shareholders vote to approve the Plan, then shareholders of the China World Fund will become shareholders of the Developing Markets Trust on or about October 25, 2024, and will no longer be shareholders of the China World Fund. Shareholders of the China World Fund will receive Class A, Class C, Class R6 and Advisor Class shares of the Developing Markets Trust (“Developing Markets Trust Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the China World Fund as noted in the chart below.

China World Fund	Developing Markets Trust
Class A	Class A
Class C	Class C
Class R6	Class R6
Advisor Class	Advisor Class

In particular, the Plan provides that: (1) substantially all of the assets of the China World Fund will be acquired by the Developing Markets Trust in exchange for Developing Markets Trust Shares; and (2) the Developing Markets Trust Shares received by the China World Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the China World Fund. Because the Funds have different NAVs per share, the number of Developing Markets Trust Shares that you receive will likely be different than the number of shares of the China World Fund that you own, but the total value of your investment will be the same immediately before and after the exchange. After the Developing Markets Trust Shares are distributed to the China World Fund’s shareholders, the China World Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Funds, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “– What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the China World Fund and you will become a shareholder of the Developing Markets Trust. Summarized below are some of the considerations for deciding whether to vote “FOR” the Plan:

Investment Goal, Strategies, Policies and Risks.

Both Funds have an identical investment goal of long-term capital appreciation and generally similar principal investment strategies and principal investment risks. However, as described below, there are similarities and differences between the investment strategies and risks of both Funds. Both Funds are managed with the application of a fundamental research, long-term approach that focuses on companies with sustainable earning power that are trading at a discount to intrinsic worth. Both Funds also incorporate environmental, social and governance factors in the investment process. Both Funds are non-diversified (i.e., they invest a greater proportion of asset securities in one or more issuers and a smaller number of issuers than a diversified fund). The most significant difference between the Funds is that the China World Fund invests at least 80% of its net assets in equity securities of “China companies” (i.e., companies located or operating in the People’s Republic of China (“China”), Hong Kong or Taiwan). “China companies” in the China World Fund Prospectus are defined as companies that are organized under the laws of, or with a principal office in, China, Hong Kong or Taiwan; companies whose principal trading market is in China, Hong Kong or Taiwan; companies that derive at least 50% of their revenues from goods or services sold or produced in China or companies that have at least 50% of their assets in China. The Developing Markets Trust invests in at least 80% of its net assets in equity securities of companies located or operating in developing market countries but may from time to time have significant investments in China or South Korea. As of April 30, 2024, holdings in China and Hong Kong comprised 98.64% of the China World Fund’s investment portfolio and investment in China comprised 25.47% of the Developing Markets Trust’s investment portfolio.

The equity securities in which the China World Fund invests are primarily common stock, and the Developing Markets Trust also invests in equity securities, principally, common and preferred stocks. Both the Funds also invest in American, Global and European Depositary Receipts. China companies in which the China World Fund invests may be any size across the entire market capitalization spectrum, including midsize companies and smaller, newly organized and relatively unseasoned issuers. The Developing Markets Trust’s investments in equity securities may include investments in the securities of companies of any capitalization, including small and mid-capitalization companies. The Developing Markets Trust, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors, such as information technology, financial services, consumer discretionary and communication services, based on economic conditions. It is anticipated that the Developing Markets Trust typically will hold the securities of approximately 50-90 issuers.

The China World Fund may invest up to 20% of its net assets in securities that do not qualify as China company securities, but whose issuers, in the judgment of the investment manager, are expected to benefit from developments in the economy of China, Hong Kong or Taiwan. The Developing Markets Trust may invest up to 20% of its net assets in the securities of issuers in developed market countries.

For more information, see the chart in the section below titled: “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS ‒ How do the investment goals and strategies of the Funds compare? ‒ Similar Principal Investment Strategies.”

The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, purchasing or selling physical commodities, issuing senior securities, investing more than 25% of net assets in any one industry are identical and the fundamental investment policy regarding purchasing or selling real estate are slightly different. With regard to the fundamental investment policy regarding purchasing or selling real estate, the Developing Markets Trust bur not the China World Fund has text that explicitly allows “purchasing or selling direct investments in real estate through partnerships and other special purpose entities that own or develop real estate.” A detailed comparison of these two policies is found under the section below titled “What are the significant differences between the investment goals, strategies, and policies of the Funds?”

There are similarities and differences in the principal investment risks of the China World Fund and Developing Markets Trust. Both Funds primarily invest in foreign equity securities and may invest in securities issued by small capitalization and mid capitalization companies and are non-diversified. Accordingly, both Funds disclose that they are subject to market, foreign securities, Chinese securities, focus, smaller and midsize companies, developing markets/emerging markets and non-diversification principal investment risks. Developing Markets Trust has significant exposure to South Korean securities and information technology companies, and has corresponding principal investment risks for these principal strategies. The Developing Markets Trust also discloses value style investing, depository receipts and liquidity as a principal investment risk and China World Fund discloses investing in ETFs as a principal investment risk. Both Funds also disclose management, ESG considerations, and cybersecurity principal investment risks.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the significant differences between the investment goals, strategies, and policies of the Funds?” and “– How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “– What are the principal investment risks associated with investments in the Funds?” For additional information regarding the terms used in this section, see the glossary at the back of the Prospectus/Proxy Statement.

Annual Fund Operating Expenses. As shown in the table below, the gross and net annual operating expenses of the Developing Markets Trust are less than those of the corresponding share class of the China World Fund. The following table compares the annualized gross and net expense ratio, after any applicable management fee reductions, for each class of shares of the Developing Markets Trust that will be received by shareholders of the China World Fund in connection with the Transaction with those of the corresponding class of shares of the Developing Markets Trust. Each Fund’s investment manager, Templeton Asset Management Ltd. (“TAML”) has agreed to waive certain fees and/or reimburse certain operating expenses for the Funds until September 1, 2025. If these fee waivers expire and are not renewed, annual fund operating expenses could increase.

ANNUAL FUND OPERATING EXPENSES1

Share Class	China World Fund Gross/Net Expenses	Developing Markets Trust Gross/Net Expenses
Class A	1.91% /1.85%	1.52% / 1.39%
Class C	2.66% /2.60%	2.27% / 2.14%
Class R6	1.56% /1.40%	1.14% / 1.11%
Advisor Class	1.66% / 1.60%	1.27% /1.14%

1.	Expense ratios reflect annual fund operating expenses for the period ended July 31, 2024 (annualized).

As of April 30, 2024, the Developing Markets Trust had a significantly larger asset base (approximately $ 1.13 billion) than the China World Fund (approximately $62.97 million). The Transaction is not projected to have a material impact on the expense ratio of the Developing Markets Trust, but former shareholders of the China World Fund are expected to experience lower gross and net annualized fund operating expenses for all share classes.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “– What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Comparison of Past Performance. The Developing Markets Trust has outperformed the China World Fund for the one-, three-, five-, and ten-year periods ended April 30, 2024 (based on Class A shares without sales load). Because all share classes of a particular Fund are invested in the same portfolio of securities, performance for other share classes differs only to the extent that the classes do not have the same expenses. The average annual total return figures for the Class A shares at net asset value for the China World Fund and for the Developing Markets Trust as of April 30, 2024, are shown below.

Average Annual Total Return (at NAV)	China World Fund Class A Shares (without sales load)	Developing Markets Trust Class A Shares (without sales load)
1 Year	-19.82%	9.07%
3 Years	-26.25%	-7.93%
5 Years	-10.86%	1.57%
10 Years	-2.68%	2.79%

More detailed performance information for periods ended April 30, 2024, (including the performance of the Fund’s other share classes) is included below under the section titled, “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS - How do the performance records of the Funds compare?” in this Prospectus/Proxy Statement. Past performance is no guarantee of future results.

Management Fee Structure. Both Funds are subject to an asset-based management fee structure with different fee breakpoints. The investment management fee ratio currently paid by the Developing Markets Trust is lower than the fee paid by the China World Fund. In addition, as shown below, the management fee breakpoints of the Developing Markets Trust are lower than the China World Fund at every asset level except between over $2 billion and including $5 billion where the management fee breakpoints are the same.

China World Fund	Developing Markets Trust
1.10% of the value of net assets up to and including $1 billion	1.05% of the value of net assets up to and including $1 billion;
1.05% of the value of net assets over $1 billion, up to and including $2 billion	1.00% of the value of net assets over $1 billion up to and including $5 billion;
1.00% of the value of net assets over $2 billion	0.95% of the value of net assets over $5 billion up to and including $10 billion;
0.90% of the value of net assets over $10 billion up to and including $15 billion;
0.85% of the value of net assets over $15 billion up to and including $20 billion;
0.80% of the value of net assets in excess of $20 billion

For more information, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?”

Costs of the Transaction. Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs. TAML will pay the remaining 50% of such expenses. The total amount of the expenses for the Transaction is estimated to be approximately $175,000-$236,000 and will be allocated in the foregoing manner whether or not the Transaction is consummated. The Boards of the China World Fund and Developing Markets Trust and Fund management believe that a partial allocation of Transaction expenses to each Fund is appropriate because the Transaction is expected to be beneficial to each Fund and its shareholders. For a more detailed discussion of the considerations of the Board, see the section below titled “REASONS FOR THE TRANSACTION.” If approved by the shareholders, it is expected that the Transaction will be consummated if all conditions under the Plan have been satisfied.

Repositioning of the China World Fund’s Portfolio Assets. TAML currently estimates that approximately 60% of the China World Fund’s portfolio assets may be sold in connection with the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover. Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction. In addition, some securities may need to be sold if they do not meet the prospectus allowances for the Developing Markets Trust. Management anticipates that any securities sold in connection with a portfolio repositioning will be disposed of partly by the China World Fund prior to the Transaction and partly by the Developing Markets Trust after the Transaction. These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the China World Fund’s net unrealized appreciation in the value of its portfolio assets at that time. Taking into account the China World Fund’s net unrealized depreciation in portfolio assets on a tax basis at February 29, 2024 of $(1,756,689); $(0.1915) per share; (2.80% of net asset value) and the total capital loss carryovers available as of such date to offset any capital gains realized by the China World Fund of $26,821,294 as of May 17, 2024, not subject to expiration, it is not anticipated that the sale of a portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains being distributed to shareholders, and instead, these dispositions are currently estimated to result in a net taxable loss for federal income tax purposes.

Additionally, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Developing Markets Trust to fully use the China World Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Developing Markets Trust receiving a greater amount of capital gain distributions than they would have had the sale of such portfolio assets after the Transaction not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio and are estimated to be approximately $32,000 or approximately 0.049% of the China World Fund’s net assets or 0.003% of the combined Fund’s net assets (which Management considers to be immaterial).

For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing of the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the China World Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the China World Fund for shares in the Developing Markets Trust. Shareholders should consult their tax advisers about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the China World Fund and the Developing Markets Trust are sold on a continuous basis by Franklin Distributors, LLC (“Distributors”). Distribution and purchase procedures are the same for each Fund.

Effective at the close of market (1:00 p.m. Eastern time) on August 16, 2024, the China World Fund closed to all new investors except as noted below. Existing investors who had an open and funded account on August 16, 2024 could continue to invest in the China World Fund through exchanges and additional purchases after such date. The following categories of investors could continue to open new accounts in the China World Fund after the close of market on August 16, 2024: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 16, 2024; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the China World Fund was available to participants prior to the close of market on August 16, 2024. If the Transaction is approved, the China World Fund will not accept any additional purchases or exchanges after the close of market on or about October 22, 2024.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on October 14, 2024. If all necessary approvals are obtained, the Transaction is currently expected to be completed on or about October 25, 2024.

What happens if the Transaction is not approved?

If the Transaction is not approved by the China World Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the China World Fund, and the China World Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the China World Fund.

How will shareholder voting be handled?

Shareholders who own shares of the China World Fund at the close of business on August 12, 2024, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the Transaction by the China World Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the China World Fund or (ii) 67% or more of the outstanding shares of the China World present in person or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the China World Fund are present or represented by proxy (“1940 Act Majority Vote”). Morrow Sodali Fund Solutions (“MSFS”) has been retained by the China World Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the Board’s recommendation regarding the proposal?

The Board recommends that you vote FOR the Plan. At a meeting held on July 10, 2024, the Board, on behalf of the China World Fund, considered the proposal to reorganize the China World Fund with and into the Developing Markets Trust, unanimously approved the Plan, and voted to recommend that shareholders of the China World Fund vote to approve the Plan. For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the China World Fund. The Board also concluded that no dilution in value would result to the shareholders of the China World Fund as a result of the Transaction.

THE BOARD, ON BEHALF OF THE CHINA WORLD FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

What are the significant differences between the investment goals, strategies and policies of the Funds?

Identical Investment Goals. Both Funds have an investment goal of long-term capital appreciation.

Principal Investment Strategies.

80% Investment Policy. Under normal market conditions, the China World Fund invests at least 80% of its net assets in securities of China companies. The Fund invests primarily in the equity securities of China companies, which are those that are organized under the laws of, or with a principal office in, the People’s Republic of China (China), Hong Kong or Taiwan; or for which the principal trading market is in China, Hong Kong or Taiwan; or that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China.

Under normal market conditions, the Developing Markets Trust invests at least 80% of its net assets in securities of companies located or operating in “developing market countries.” Developing market countries include those currently considered to be developing or emerging by the United Nations or the countries’ authorities or by S&P Dow Jones, Morgan Stanley Capital International or FTSE Russell index providers. The Fund considers frontier markets to be a subset of developing markets and any investments in frontier markets will be counted toward the Fund’s 80% investment policy. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, Central and South America, the Middle East and Africa.

20% Investment Policy. The China World Fund may invest up to 20% of its net assets in securities that do not qualify as China company securities, but whose issuers, in the judgment of the investment manager, are expected to benefit from developments in the economy of China, Hong Kong or Taiwan. The Developing Markets Trust may invest up to 20% of its net assets in the securities of issuers in developed market countries.

Investment in Equity Securities. The equity securities in which the China World Fund invests are primarily common stock. The Fund also invests in American, Global and European Depositary Receipts. China companies may be any size across the entire market capitalization spectrum, including midsize companies and smaller, newly organized and relatively unseasoned issuers.

The Developing Markets Trust invests primarily in the equity securities of developing market companies, principally common and preferred stocks. The Fund also invests in American, Global and European Depositary Receipts. The Fund's investments in equity securities may include investments in the securities of companies of any capitalization, including small and mid-capitalization companies. The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors, such as information technology, financial services, consumer discretionary and communication services, based on economic conditions. It is anticipated that the Fund typically will hold the securities of approximately 50-90 issuers.

Both Funds’ investments in Chinese companies may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments.

Non-Diversification. Both Funds are "non-diversified" funds, which means the Funds generally invests a greater proportion of their assets in the securities of one or more issuers and invest overall in a smaller number of issuers than a diversified fund.

Investment Strategies. For both Funds, TAML employs the same portfolio selection process. For each Fund, TAML employs a fundamental, research-driven, long-term approach, focusing on companies with sustainable earnings power that are trading at a discount to intrinsic worth. In assessing the individual investment opportunities, TAML considers a variety of factors, including a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. TAML also focuses on incorporating environmental, social and governance (ESG) factors throughout the investment process, including the Fund’s security selection and portfolio construction process. The Fund focuses on companies with appropriate and/or good management of material ESG issues, and in analyzing ESG factors, TAML conducts a materiality-based ESG assessment through both in-depth research and engagement with companies as appropriate to assess how a company's practices are aimed at improving or maintaining the ESG footprint of its operating model.

The Funds apply specific ESG exclusions. In certain circumstances, there may be times when not every investment is assessed for ESG factors, and when they are, not every ESG factor may be identified or evaluated. In addition, TAML assesses the potential for improvement through the Fund’s engagement as an active owner. These are targeted engagements with specific goals and objectives based on scope for improvement. TAML seeks companies that are good or improving stewards aligned with shareholder interest and TAML’s governance assessment includes regular dialogue with companies, monitoring material ESG issues and voting proxies.

As a result of the differences noted above, if the Transaction is approved, former shareholders of the China World Fund will have significantly reduced exposure to investment in China but will be invested in a Fund that has greater flexibility to invest in a broader range of developing markets operating in diverse sectors and industries.

Fundamental Investment Policies. The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, purchasing or selling physical commodities, issuing senior securities, investing more than 25% of net assets in any one industry are identical and the fundamental investment policy regarding purchasing or selling real estate are slightly different (differences in text are underlined below):

	China World Fund	Developing Markets Trust
Fundamental Policy Regarding Purchasing and Selling Real Estate Securities

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interests therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, (ii) making, purchasing or selling real estate mortgage loans, and (iii) purchasing or selling direct investments in real estate through partnerships and other special purpose entities that own or develop real estate.

For more information about the investment goals, strategies and policies of the Funds, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to most mutual funds. You could lose money by investing in either Fund. There are similarities and differences in the principal investment risks of the China World Fund and the Developing Markets Trust. Both Funds primarily invest in foreign equity securities and may invest in securities issued by small capitalization and mid capitalization companies and are non-diversified. Accordingly, both Funds disclose that they are subject to market, foreign securities, Chinese securities, focus, smaller and midsize companies, developing markets/emerging markets and non-diversification principal investment risks. The Developing Markets Trust has significant exposure to South Korean securities and information technology companies and has corresponding principal investment risks for these principal strategies. The Developing Markets Trust also discloses value style investing, depository receipts and liquidity as a principal investment risk and China World Fund discloses investing in ETFs as a principal investment risk. Both Funds also disclose management, ESG considerations, and cybersecurity principal investment risks.

Principal Investment Risks Common to Both Funds	Principal Investment Risks Disclosed by the China World Fund but not the Developing Markets Trust	Principal Investment Risks Disclosed by the Developing Markets Trust but not the China World Fund
Foreign Securities (non-U.S.) China companies* Market Small and Mid-Capitalization Companies Non-Diversification Management ESG Considerations Cybersecurity	Hong Kong* Taiwan* Regional Focus Emerging Market Countries	South Korean Securities* Developing Market Countries Focus Information Technology Companies Value Style Investing

*	Included as part of Foreign Securities (Non-U.S.) risk.

For more information about the principal risks of the Funds, including the risks applicable to only the China World Fund, please see the section “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors. Class A shares of each Fund are generally sold at NAV per share plus a sales charge. The maximum front-end sales charge imposed on purchases of Class A shares of both Funds is 5.50% with reduced charges for purchases of $25,000 or more and no front-end sales charge for purchases of $1 million or more. There is a 1% contingent deferred sales charge (“CDSC”) for purchases of $1 million or more if the Class A shares are sold within 18 months of purchase. Class C shares are generally subject to a 1% CDSC on shares sold within 12 months. Class R6 and Advisor Class shares of each Fund are not subject to a sales charge.

Holders of Class A shares of the China World Fund will not be assessed a sales charge on their receipt of the Developing Markets Trust Class A shares in connection with the Transaction. No CDSC will be charged to the China World Fund shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction. Additional information and specific instructions explaining how to buy shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances. Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form. Each Fund has the same exchange privileges in that you can exchange shares between most Franklin Templeton Funds within the same class, generally without paying any additional sales charges. Shares of each Fund may be redeemed at their respective NAV per share subject to any applicable CDSC. However, for purchases of $1 million or more, redemptions of Class A shares of a Fund that were purchased without an initial sales charge generally are subject to a 1% CDSC if redeemed within 18 months of their purchase. Class C shares generally are subject to a 1% CDSC if redeemed within 12 months of their purchase. Class R6 and Advisor Class shares of each Fund are not subject to a CDSC. Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.” Each Fund’s Prospectus also lists under the heading, “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

A board of trustees provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection. The China World Fund and the Developing Markets Trust are each an open-end management investment company (commonly called a mutual fund) registered with the SEC. Both operate as non-diversified funds.

	China World Fund	Developing Markets Trust
Investment Manager	TAML 7 Temasek Boulevard Suntec Tower One, #38-03, Singapore 038987	TAML 7 Temasek Boulevard Suntec Tower One, #38-03, Singapore 038987
Sub-Advisor	None	Franklin Templeton Investment Management Limited (FTIML) Cannon Place 78 Cannon Street, London, EC4N 6HL, England

TAML has a branch office in Hong Kong. TAML and FTIML are each an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Resources”) a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Fund Management Team. Each Fund is managed by its own portfolio management team. The portfolio managers have responsibility for the day-to-day management of the Funds and seek to develop ideas and implement investment strategy for each Fund.

Portfolio Managers
China World Fund	Developing Markets Trust
Nicholas Chui, CFA	Chetan Sehgal, CFA
Eric Mok, CFA	Andrew Ness, ASIP

The current members of the portfolio management team of the Developing Markets Trust are expected to continue to manage the Developing Markets Trust after the Transaction. The SAI for the China World Fund, dated January 1, 2024, as supplemented to date (the “China World Fund SAI”) and the SAI for the Developing Markets Trust dated May 1, 2024, as supplemented to date (the “Developing Markets Trust SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund. For information on how to obtain a copy of the China World Fund SAI and the Developing Markets Trust SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fees?

As shown in the table below, the investment management fee rates of the China World Fund are higher than those of the Developing Markets Trust at all management fee breakpoints except between over $2 billion and including $5 billion where they are the same. At the Funds’ respective current asset levels, the effective investment management fee of the Developing Markets Trust is lower than the China World Fund, and the China World Fund’s shareholders will experience a reduction in the overall total expense ratio that applies to their investment if China World Fund is reorganized into the Developing Markets Trust.

The investment management fee, including breakpoints, under the investment management agreements between the Funds and TAML, are as follows:

China World Fund	Developing Markets Trust
1.10% of the value of net assets up to and including $1 billion	1.05% of the value of net assets up to and including $1 billion;
1.05% of the value of net assets over $1 billion, up to and including $2 billion	1.00% of the value of net assets over $1 billion up to and including $5 billion;
1.00% of the value of net assets over $2 billion	0.95% of the value of net assets over $5 billion up to and including $10 billion;
0.90% of the value of net assets over $10 billion up to and including $15 billion;
0.85% of the value of net assets over $15 billion up to and including $20 billion;
0.80% of the value of net assets in excess of $20 billion

For the fiscal year ended August 31, 2023, the China World Fund paid TAML investment management fees of $1,181,743 (before waivers) and $1,176,175 (after waivers). For the fiscal year ended December 31, 2023, the Developing Markets Trust paid TAML investment management fees of $11,334,348 (before waivers) and $9,535,010 (after waivers). A discussion regarding the basis for the board approval of the investment management agreement for the China World Fund and the Developing Markets Trust is available in the China World Fund’s most recent Annual Report to Shareholders (for the fiscal year ended August 31, 2023) and will become available in the Developing Markets Trust’s Semi-Annual Report to Shareholders (for the six months ended June 30, 2024, respectively.

Each Fund has an investment management arrangement that includes both investment management and administrative services, and the agreements are substantially similar. TAML has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to each Fund. For such services, TAML pays FT Services an administrative fee out of its investment management fees from each Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Expense ratios reflect annual fund operating expenses for the one year period for each of the China World Fund and Developing Markets Trust. The tables also show the pro forma estimated fees and expenses for the Developing Markets Trust, assuming that (i) shareholders of the China World Fund approve the Plan; (ii) the Transaction had been completed as of July 31, 2024; and (iii) the Developing Markets Trust had one year of combined operations. They do not include estimated costs of the Transaction of approximately $44,000-$59,000 to be borne by the China World Fund and the Developing Markets Trust (less than 6.7-9.0 basis points and 0.4-0.5 basis points of the net assets of the China World Fund and the Developing Markets Trust, respectively).

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction. You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%	None	None

1.	There is a 1% contingent deferred sales charge that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C, CLASS R6 AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES (By Share Class) For the period ended July 31, 2024 (annualized)	China World Fund (Class A)	Developing Markets Trust (Class A)	Pro Forma Combined Developing Markets Trust (Class A)[1]
Management fees	1.09%	1.04%	1.04%
Distribution and service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.57%[2]	0.23%[2]	0.25%[2]
Total annual Fund operating expenses	1.91%	1.52%	1.54%
Fee waiver and/or expense Reimbursement[3]	-0.06%	-0.13%	-0.15%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.85%	1.39%	1.39%

ANNUAL FUND OPERATING EXPENSES (By Share Class) For the period ended July 31, 2024 (annualized)	China World Fund (Class C)	Developing Markets Trust (Class C)	Pro Forma Combined Developing Markets Trust (Class C)[1]
Management fees	1.09%	1.04%	1.04%
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.57%[2]	0.23%[2]	0.25%[2]
Total annual Fund operating expenses	2.66%	2.27%	2.29%
Fee waiver and/or expense Reimbursement[3]	-0.06%	-0.13%	-0.15%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	2.60%	2.14%	2.14%

ANNUAL FUND OPERATING EXPENSES (By Share Class) For the period ended July 31, 2024 (annualized)	China World Fund (Class R6)	Developing Markets Trust (Class R6)	Pro Forma Combined Developing Markets Trust (Class R6)[1]
Management fees	1.09%	1.04%	1.04%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.47%[2]	0.10%[2]	0.11%[2]
Total annual Fund operating expenses	1.56%	1.14%	1.15%
Fee waiver and/or expense Reimbursement[3]	-0.16%	-0.03%	-0.04%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.40%	1.11%	1.11%

ANNUAL FUND OPERATING EXPENSES (By Share Class) For the period ended July 31, 2024 (annualized)	China World Fund (Advisor Class)	Developing Markets Trust (Advisor Class)	Pro Forma Combined Developing Markets Trust (Advisor Class)[1]
Management fees	1.09%	1.04%	1.04%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.57%[2]	0.23%[2]	0.25%[2]
Total annual Fund operating expenses	1.66%	1.27%	1.29%
Fee waiver and/or expense reimbursement[3]	-0.06%	-0.13%	-0.15%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.60%	1.14%	1.14%

1	Pro forma expenses (annualized) are based on current and anticipated Developing Markets Trust expenses as if the Transaction had been effective as of July 31, 2024 and experienced a year of combined operations. They do not include estimated costs of the Transaction of approximately $44,000-$59,000 to be borne by Funds.

2	Other Expenses also include Acquired Fund Fees and Expenses (“AFFE”). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund invests, including money market funds and exchange traded funds (ETFs). The AFFE was less than 0.01% for the China World Fund and 0.01% for the Developing Markets Trust.

3	TAML has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the China World Fund so that the ratio of total annual fund operating expenses will not exceed 1.60% for each share class and for the Developing Markets Trust so that the ratio of total annual fund operating expenses will not exceed 1.13% for each share class except for Class R6 and 1.00% for Class R6. TAML has also agreed to reduce its fees to reflect reduced services resulting from the China World Fund’s and Developing Markets Trust’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These arrangements are expected to continue until September 1, 2025, for both Funds. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the respective Board except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

These examples are intended to help you compare the cost of investing in the China World Fund’s Class A, Class C, Class R6 and Advisor Class shares with the cost of investing in the Developing Markets Trust Class A, Class C, Class R6 and Advisor Class shares, both before and after the Transaction. The example assumes:

●	You invest $10,000 in the China World Fund and in the Developing Markets Trust for the periods shown;
●	Your investment has a 5% return each year;
●	The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and
●	You sell your shares at the end of the period.

The example reflects adjustments made to the China World Fund’s and Developing Markets Trust’s operating expenses due to the fee waivers and/or expense reimbursements for the 1 Year numbers only. Class C shares convert to Class A shares after eight years and the 10 years expense example figures for Class C shares reflects this conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
China World Fund - Class A	$728	$1,112	$1,521	$2,659
Developing Markets Trust - Class A	$684	$992	$1,322	$2,253
Pro Forma Developing Markets Trust - Class A (assuming the Transaction is completed)	$684	$996	$1,330	$2,272

	1 Year	3 Years	5 Years	10 Years
China World Fund - Class C	$363	$821	$1,406	$2,811
Developing Markets Trust - Class C	$317	$697	$1,204	$2,408
Pro Forma Developing Markets Trust - Class C (assuming the Transaction is completed)	$317	$701	$1,212	$2,426

	1 Year	3 Years	5 Years	10 Years
China World Fund - Class R6	$143	$478	$836	$1,847
Developing Markets Trust - Class R6	$113	$359	$624	$1,384
Pro Forma Developing Markets Trust - Class R6 (assuming the Transaction is completed)	$113	$362	$630	$1,396

	1 Year	3 Years	5 Years	10 Years
China World Fund – Advisor Class	$163	$519	$899	$1,964
Developing Markets Trust – Advisor Class	$116	$389	$684	$1,522
Pro Forma Developing Markets Trust – Advisor Class (assuming the Transaction is completed)	$116	$395	$694	$1,545

If you do not sell your shares:	1 Year	3 Years	5 Years	10 Years
China World Fund – Class C	$263	$821	$1,406	$2,811
Developing Markets Trust – Class C	$217	$697	$1,204	$2,408
Pro Forma Developing Markets Trust – Class C (assuming the Transaction is completed)	$217	$701	$1,212	$2,426

How do the performance records of the Funds compare?

The below bar chart shows changes in each Fund’s performance from year to year. The average total return figures for Class A, Class C, Class R6 and Advisor Class shares of the Funds, with and without any applicable sales charges and before (all Classes) and after taxes (Class A Shares only) are shown below along with a broad measure of market performance. The bar chart information is as of December 31, 2023 and the average annual total return figures are as of April 30, 2024. The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Class A Annual Total Returns (China World Fund)

Year

Best Quarter:	2020, Q2	20.69%
Worst Quarter:	2022, Q3	-27.35%
As of June 30, 2024, the Fund’s year-to-date return was 0.85%.

Class A Annual Total Returns (Developing Markets Trust)

Year

Best Quarter	2020, Q4	19.44%
Worst Quarter	2022, Q1	-24.68%
As of June 30, 2024, the Fund’s year-to-date return was 6.64%.

The average total return figures for Class A, Class C, Class R6 and Advisor Class shares of the Funds, with and without any applicable sales charges and before taxes, as of April 30, 2024, are shown below.

Average Annual Total Return (Before Taxes) as of April 30, 2024	China World Fund Class A (with sales charge)*	Developing Markets Trust Class A (with sales charge)*
1 Year	-24.23%	3.04%
3 Years	-27.63%	-9.65%
5 Years	-11.86%	0.42%
10 Years	-3.22%	2.21%

Average Annual Total Return (After Taxes on Distributions) as of April 30, 2024	China World Fund Class A (with sales charge)*	Developing Markets Trust Class A (with sales charge)*
1 Year	-24.17%	2.42%
3 Years	-27.86%	-10.54%
5 Years	-13.52%	0.47%
10 Years	-5.90%	1.28%

Average Annual Total Return (After Taxes on Distribution and Sale of Fund Shares) as of April 30, 2024	China World Fund Class A (with sales charge)*	Developing Markets Trust Class A (with sales charge)*
1 Year	-14.26%	2.56%
3 Years	-19.09%	-7.00%
5 Years	-7.31%	0.48%
10 Years	-1.39%	1.77%

Average Annual Total Return (at NAV) (Before Taxes) as of April 30, 2024	China World Fund Class A Shares (without sales load)	Developing Markets Trust Class A Shares (without sales load)
1 Year	-19.82%	9.07%
3 Years	-26.25%	-7.93%
5 Years	-10.86%	1.57%
10 Years	-2.68%	2.79%

Average Annual Total Return (Before Taxes) as of April 30, 2024	China World Fund Class C (with sales charge)	Developing Markets Trust Class C (with sales charge)
1 Year	-21.17%	7.30%
3 Years	-26.78%	-8.62%
5 Years	-11.51%	0.81%
10 Years	-3.38%	2.03%

Average Annual Total Return (Before Taxes) as of April 30, 2024	China World Fund Class C (without sales charge)	Developing Markets Trust Class C (without sales charge)
1 Year	-20.37%	8.30%
3 Years	-26.78%	-8.62%
5 Years	-11.51%	0.81%
10 Years	-3.38%	2.03%

Average Annual Total Return (Before Taxes) as of April 30, 2024	China World Fund Class R6	Developing Markets Trust Class R6
1 Year	-19.41%	9.53%
3 Years	-25.93%	-7.58%
5 Years	-10.48%	1.95%
10 Years	-2.24%	3.21%

Average Annual Total Return (Before Taxes) as of April 30, 2024	China World Fund Advisor Class	Developing Markets Trust Advisor Class
1 Year	-19.46%	9.35%
3 Years	-26.04%	-7.70%
5 Years	-10.62%	1.82%
10 Years	-2.42%	3.05%

Average Annual Total Return as of April 30, 2024	MSCI China Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	MSCI Emerging Markets Index-NR Index (index reflects no deduction for fees, expenses or taxes)
1 Year	-6.77%	9.88%
3 Years	-17.55%	-5.68%
5 Years	-5.54%	1.88%
10 Years	2.12%	2.96%

*	The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

Included in the financial highlights tables of the China World Fund and the Developing Markets Trust (Exhibit B) are the (1) total returns for the China World Fund, for the past five fiscal years ended August 31, 2023 and six months period ended February 29, 2024, and the (2) Developing Markets Trust’s total returns for the past five fiscal years ended December 31, 2023.

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Developing Markets Trust Prospectus (enclosed), the China World Fund Prospectus, the Developing Markets Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2023, and the China World Fund’s Annual Report for the fiscal year ended August 31, 2023, and Semi-Annual Report to Shareholders for the fiscal period ended February 29, 2024, contain additional financial and performance information about the Funds, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.” See also Exhibit B – Financial Highlights of the China World Fund and Developing Markets Trust. These documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).

What are other key features of the Funds?

Service Providers. The Funds use the same service providers for the following services:

●	Investment Manager. The Funds’ investment manager is TAML, 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987. TAML has a branch office in Hong Kong. The investment manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries.

●	Custody Services. JPMorgan Chase Bank (“JP Morgan”), at its principal office at 270 Park Avenue, New York, NY 10017-2070, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds’ assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

●	Transfer Agency Services. Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313 is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

●	Administrative Services. Franklin Templeton Services, LLC (“FT Services”) has an agreement with the investment manager to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter. The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

●	Sub-Administrative Services. JPMorgan has an agreement with FT Services to provide certain sub-administrative services for the Developing Markets Trust. The administrative services provided by JPMorgan include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

●	Securities Lending Agent. The boards of trustees of the China World Fund and the Developing Markets Trust have approved the Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan serves as the Fund’s securities lending agent.

●	Distribution Services. Distributors, One Franklin Parkway, San Mateo, CA 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

●	Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, is the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Funds’ Annual Report to shareholders.

●	Fund Counsel. Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Funds.

Distribution and Service (12b-1) Fees. The Class A and Class C shares of each Fund have a distribution or “Rule 12b-1” plan. Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to result in the sale of shares of that class. These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plan for the China World Fund, the Fund may pay up to 0.35% per year of the average daily net assets of Class A shares. Of this amount, the Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses. Notwithstanding the higher limit provided under the Class A distribution plan as set by the board of trustees of the China World Fund, until further notice, the Fund currently may pay up to 0.25% per year of Class A's average daily net assets, the entire amount out of which may be paid for services to the shareholders (service fees). The Fund pays Distributors up to 1% per year of Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

Similarly, under the Class A Rule 12b-1 Plan for the Developing Markets Trust, the Fund may pay up to 0.35% per year of Class A’s average daily net assets. The board of trustees has set, until further notice, the Class A distribution and service fees paid by the Fund to Distributors at 0.25% per year of Class A’s average daily net assets, the entire amount out of which may be paid for services to the shareholders (service fees). The Fund pays Distributors up to 1% per year of Class C’s average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares. For more information regarding the Funds’ Rule 12b-1 plan, please see “The Underwriter—Distribution and service (12b-1) fees – Class A and C” in the China World Fund’s SAI and “The Underwriter – Distribution and service (12b-1) fees – The Class A, C and R plans” in the Developing Markets Trust SAI.

Fiscal Years. The fiscal year end of the China World Fund is August 31. The fiscal year end of the Developing Markets Trust is December 31.

Dividends and Distributions. Both Funds intend to pay income dividends at least annually from net investment income. The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Tax. The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see each Fund’s Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the Board on July 10, 2024 (the “July Meeting”), TAML and Distributors (together “Management”) recommended to the Board that it approve the reorganization of the China World Fund with and into the Developing Markets Trust. Management recommended the Transaction because of the identical investment goals, and similar principal investment strategies and risks of the Funds and the fact that the Transaction may benefit shareholders of the China World Fund by enabling them to be investors in a fund with a larger asset size and long-term prospects for asset growth, lower annual fund operating expenses, and higher average annual total returns for the one-, three-, five- and ten-year periods.

At the July Meeting, the Board considered and approved the proposed Transaction. The Independent Trustees were advised on this matter by independent counsel.

The Board requested and received from TAML written materials containing relevant information about the China World Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the China World Fund and the Developing Markets Trust.

The Board reviewed detailed information about: (1) the comparability of the investment goals, strategies, policies, restrictions and investments of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparative short-term and long-term investment performance of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Transaction expense ratio of the Developing Markets Trust; (5) the relative asset size of each Fund, including the benefits to the China World Fund of joining with a larger fund; (6) how the costs of the Transaction will be shared, including TAML’s agreement to pay a portion of the expenses related to the Transaction; (7) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the China World Fund. In approving the Transaction, the Board considered the following factors, among other things:

●	Better Developing Markets Trust Total Return Performance. The Developing Markets Trust has outperformed the China World Fund over the one-year (+28.89%), three-year (+18.32%), five-year (+12.43%), and ten-year (+5.47%) periods ended April 30, 2024 (based on Class A shares without sales load).

●	Lower Expenses of the Developing Markets Trust. Based on the period ended April 30, 2024, for the China World Fund and Developing Markets Trust, the total operating expense ratios for each of the Developing Markets Trust’s share class are lower than the China World Fund’s total operating expense ratios for its corresponding share classes both before and after taking into account fee waivers. After taking into account waivers, based on such information, the Developing Markets Trust’s total annualized operating expense ratios are lower for each of the Class A (0.46%), Class C (0.46%), Class R6 (0.30%) and Advisor Class shares (0.46%).

●	Larger Acquiring Fund. As of April 30, 2024, the Developing Markets Trust had a significantly larger asset base (approximately $1.13 billion) than the China World Fund (approximately $62.97 million). As a result, the Board also considered that the Transaction will offer shareholders of both Funds the opportunity to benefit from the growth in assets realized by combining the Funds because it would allow costs to be spread over a larger asset base, and with respect to investment management fees, would take advantage of existing breakpoints thereby lowering the overall investment management fee rate.

●	Distribution. Management believes that the Developing Markets Trust’s long-term prospects for asset growth are more favorable than those of the China World Fund. The Developing Markets Trust has a strong performance track record and Management believes that investment exposure to the broader category of developing markets will remain more popular than an exclusive focus on China.

●	Reorganization vs. Liquidation Alternative. Management believes that the reorganization is preferable to a liquidation of the China World Fund because a liquidation, unlike a reorganization, would result in a taxable event for those China World Fund shareholders who do not hold their shares in a tax-advantaged account.

●	Beyond China Focus, Generally Similar Principal Investment Strategies. For both Funds, TAML employs the same portfolio selection process. For each Fund, TAML employs a fundamental, research-driven, long-term approach, focusing on companies with sustainable earnings power that are trading at a discount to intrinsic worth. Furthermore, the China World Fund invests in a sub-set of equity securities in which the Developing Markets Trust invests.

●	Portfolio Overlap and Repositioning. Management expects that the Developing Markets Trust will hold at least 40% of the portfolio holdings of the China World Fund (therein allowing the Developing Markets Trust to acquire portfolio securities without incurring brokerage costs) and that approximately 60% of the China World Fund’s portfolio holdings may be sold in connection with the reorganization, which, if sold, would be expected to be disposed of partly by the China World Fund prior to the Transaction and partly by the Developing Markets Trust after the Transaction. Management believes that these portfolio transaction costs will be immaterial in amount (i.e., approximately $32,000 or approximately 0.049% of the China World Fund’s net assets, or 0.003% of the combined Fund’s net assets).

●	Tax-Free Nature of Reorganization. The reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes.

●	Continuity in Service Providers. If the Transaction is completed, there will be continuity in service providers. The Investment Manager, a member of the portfolio management team, distributor, administrator, transfer agent, custodian, auditors and legal counsel will remain unchanged.

●	Costs of the Transaction. The Board considered that the Plan provided that each Fund will pay 25% of the expenses of the Transaction with TAML paying the remaining 50% of such expenses.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board of the China World Fund and the Board of the Developing Markets Trust, including all of the Independent Trustees, concluded that participating in the Transaction is in the best interests of the China World Fund and the Developing Markets Trust, respectively, and that no dilution of value would result to the respective shareholders of the China World Fund and the Developing Markets Trust from the Transaction. Each Board unanimously approved the Plan on July 10, 2024, and the Board of the China World Fund, unanimously recommended that shareholders of the China World Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF THE
CHINA WORLD FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A, for more complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the China World Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the China World Fund do not approve the Plan, the Transaction will not take place, and the China World Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.

If the shareholders of the China World Fund approve the Plan, the officers of the China World Fund and the Developing Markets Trust will determine a specific date, called the “closing date,” for the actual Transaction to take place. The China World Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Developing Markets Trust on the closing date, which is scheduled to occur on or about October 25, 2024 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Funds may mutually agree. The Developing Markets Trust will not assume any liabilities of the China World Fund, whether accrued or contingent, known or unknown, and the China World Fund, will use its reasonable best efforts to discharge all of the known liabilities of the China World Fund. In exchange, the Developing Markets Trust will issue the Developing Markets Trust Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Developing Markets Trust by the Trust on behalf of the China World Fund. The China World Fund, will distribute to its shareholders the Developing Markets Trust Shares it receives. Each shareholder of the China World Fund will receive the Developing Markets Trust Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the China World Fund. The share transfer books of the China World Fund will be permanently closed as of 4:00 p.m., Eastern time, on the Closing Date. The China World Fund will accept requests for redemptions only if received in proper form before 4:00 p.m., Eastern time, on the Closing Date. Requests received after that time will be considered requests to redeem the Developing Markets Trust Shares. Prior to the Closing Date, the China World Fund, will pay or make provision for payment of all of its remaining liabilities, if any. At the closing, each shareholder of record of the China World Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the China World Fund that such shareholder had on the distribution record date. The China World Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

•	the Developing Markets Trust’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•	the shareholders of the China World Fund shall have approved the Transaction;

•	prior to the closing of the Transaction, the China World Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date; and

•	both the China World Fund and the Developing Markets Trust, shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the China World Fund, the Developing Markets Trust, or their shareholders.

Both the China World Fund and the Developing Markets Trust, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the China World Fund by (1) mutual consent of the Developing Markets Trust and the China World Fund; (2) by the China World Fund, if any condition of its obligations set forth in the Plan has not been fulfilled or waived and it reasonably appears that such condition or obligation will not be or cannot be met; and (3) by the Developing Markets Trust, if any condition of its obligations set forth in the Plan has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met. If a decision was made to terminate or abandon the Plan, Fund officers would seek approval of their respective Board.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction and TAML will pay 50% of the total cost. Each of the China World Fund and the Developing Markets Trust would bear a portion of the cost of the Transaction, which is estimated to be approximately $44,000-$59,000 for each Fund (0.06%-0.09% and 0.004%- 0.005% of the net assets of the China World Fund and the Developing Markets Trust, respectively). The total amount of the expenses for the Transaction are estimated to be approximately $175,000- $236,000 and will be allocated in the foregoing manner whether or not the Transaction is consummated.

What should I know about the Developing Markets Trust Shares?

There are no differences in the legal characteristics of the Developing Markets Trust Shares that will be distributed to the China World Fund shareholders with respect to such matters as voting rights, assessability, conversion rights, and transferability.

What are the capitalizations of the Funds and what might the Developing Markets Trust’s capitalization be after the Transaction?

The following table sets forth, as of June 17, 2024, the capitalizations of the China World Fund and the Developing Markets Trust. The table also shows the projected capitalization of the Developing Markets Trust as adjusted to give effect to the proposed Transaction. The capitalization of the Developing Markets Trust and its classes is likely to be different when the Transaction is actually consummated.

	China World Fund (Unaudited)	Developing Markets Trust (Unaudited)	Pro Forma Adjustments to Capitalization[1] (Unaudited)	Combined Developing Markets Trust Pro Forma[2] (Unaudited)
Net assets (all classes)	$63,615,241	$1,173,258,976	$(118,000)	$1,236,756,217
Total shares outstanding (all classes)	8,659,771	61,939,826	(5,304,691)	65,294,906
Class A net assets	$42,508,927	$697,019,961	$(74,476)	$739,454,412
Class A shares outstanding	5,818,312	36,659,087	(3,582,600)	38,894,799
Class A NAV per share	$7.31	$19.01		$19.01
Class C net assets	$1,254,049	$15,029,183	$(1,919)	$16,281,313
Class C shares outstanding	178,228	809,522	(110,681)	877,069
Class C NAV per share	$7.04	$18.57		$18.56
Class R net assets	$-	$29,650,452	$(1,491)	$29,648,961
Class R shares outstanding	-	1,598,969	-	1,598,969
Class R NAV per share	$-	$18.54		$18.54
Class R6 net assets	$1,316,269	$160,118,867	$(9,273)	$161,425,863
Class R6 shares outstanding	176,583	8,491,716	(106,776)	8,561,523
Class R6 NAV per share	$7.45	$18.86		$18.85
Advisor Class net assets	$18,535,996	$271,440,513	$(30,841)	$289,945,668
Advisor Class shares outstanding	2,486,648	14,380,532	(1,504,634)	15,362,546
Advisor Class NAV per share	$7.45	$18.88		$18.87

1.	Adjustments reflect the costs of the Transaction incurred by the Funds.
2.	Numbers are projected after the Transaction. The number of shares outstanding include adjustments related to the issuance of shares resulting from the Transaction.

At the closing of the Transaction, shareholders of the China World Fund will receive the Developing Markets Trust Shares based on the relative NAVs per share of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and compares the key differences between the investment goals, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies. Certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares. Unless otherwise noted, the investment policies and strategies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of the Developing Markets Trust’s investment policies, strategies and risks, you should read the Developing Markets Trust Prospectus, which accompanies this Prospectus/Proxy Statement, and the Developing Markets Trust SAI, which is available upon request.

How do the investment goals and strategies of the Funds compare?

Identical Investment Goals.

Both Funds have an investment goal of long-term capital appreciation.

Principal Investment Strategies.

The China World Fund and the Developing Markets Trust have similar principal investment strategies but there are some differences. In summary, the most significant difference between the Funds is that the China World Fund invests at least 80% of its net assets in securities of China companies while the Developing Markets Trust invests in a number of developing markets countries but may from time to time have significant investments in China or South Korea. The following chart compares the principal investment strategies of the Funds.

China World Fund	Developing Markets Trust

80% Investment Policy: Under normal market conditions, the Fund invests at least 80% of its net assets in securities of China companies.

The Fund invests primarily in the equity securities of China companies, which are those:

●    that are organized under the laws of, or with a principal office in, the People’s Republic of China (China), Hong Kong or Taiwan; or

●    for which the principal trading market is in China, Hong Kong or Taiwan; or that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China.

80% Investment Policy: Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries.”

Developing market countries include those currently considered to be developing or emerging by the United Nations or the countries’ authorities or by S&P Dow Jones, Morgan Stanley Capital International or FTSE Russell index providers.

The Fund considers frontier markets to be a subset of developing markets and any investments in frontier markets will be counted toward the Fund’s 80% investment policy. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, Central and South America, the Middle East and Africa.

China World Fund	Developing Markets Trust

Equity Securities/Depositary Receipts/Small and Mid-sized Capitalization Companies: The equity securities in which the Fund invests are primarily common stock.

The Fund also invests in American, Global and European Depositary Receipts. China companies may be any size across the entire market capitalization spectrum, including midsize companies and smaller, newly organized and relatively unseasoned issuers.

Equity Securities/Depositary Receipts/Small and Mid-sized Capitalization Companies: The Fund invests primarily in the equity securities of developing market companies, principally common and preferred stocks.

The Fund also invests in American, Global and European Depositary Receipts. The Fund's investments in equity securities may include investments in the securities of companies of any capitalization, including small and mid-capitalization companies.

The Fund, from time to time, may have significant investments in one or more countries, such as China or South Korea, or in particular industries or sectors, such as information technology, financial services, consumer discretionary and communication services, based on economic conditions.

It is anticipated that the Fund typically will hold the securities of approximately 50-90 issuers.

Chinese Companies: Investments in Chinese companies may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments.

Chinese Companies: Investments in Chinese companies also may be made through a special structure known as a variable interest entity (VIE) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments.
20% Investment Policy: The Fund may invest up to 20% of its net assets in securities that do not qualify as China company securities, but whose issuers, in the judgment of the investment manager, are expected to benefit from developments in the economy of China, Hong Kong or Taiwan.	20% Investment Policy: The Fund may invest up to 20% of its net assets in the securities of issuers in developed market countries.

China World Fund	Developing Markets Trust
Non-Diversification: The Fund is a “non-diversified” fund, which means it generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.	Non-Diversification: The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Portfolio Selection Process/ ESG Focus. For both Funds, TAML employs the same portfolio selection process. For each Fund, TAML employs a fundamental, research-driven, long-term approach, focusing on companies with sustainable earnings power that are trading at a discount to intrinsic worth. In assessing the individual investment opportunities, TAML considers a variety of factors, including a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. TAML also focuses on incorporating environmental, social and governance (ESG) factors throughout the investment process, including the Fund’s security selection and portfolio construction process. The Fund focuses on companies with appropriate and/or good management of material ESG issues, and in analyzing ESG factors, TAML conducts a materiality-based ESG assessment through both in-depth research and engagement with companies as appropriate to assess how a company's practices are aimed at improving or maintaining the ESG footprint of its operating model.

The Funds apply specific ESG exclusions. In certain circumstances, there may be times when not every investment is assessed for ESG factors, and when they are, not every ESG factor may be identified or evaluated. In addition, TAML assesses the potential for improvement through the Fund’s engagement as an active owner. These are targeted engagements with specific goals and objectives based on scope for improvement. TAML seeks companies that are good or improving stewards aligned with shareholder interest and TAML’s governance assessment includes regular dialogue with companies, monitoring material ESG issues and voting proxies.

As a result of the differences noted above, if the Transaction is approved, former shareholders of the China World Fund will have significantly reduced exposure to investment in China but will be invested in a Fund that has greater flexibility to invest in a broader range of developing markets operating in diverse sectors and industries.

How do the fundamental investment policies of the Funds differ?

The fundamental investment policies of the Funds regarding borrowing money, acting as underwriter, making loans, purchasing or selling physical commodities, issuing senior securities, investing more than 25% of net assets in any one industry are identical and the fundamental investment policy regarding purchasing or selling real estate are slightly different (differences in text are underlined below):

	China World Fund	Developing Markets Trust
Fundamental Policy Regarding Purchasing and Selling Real Estate Securities	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interests therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, (ii) making, purchasing or selling real estate mortgage loans, and (iii) purchasing or selling direct investments in real estate through partnerships and other special purpose entities that own or develop real estate.

Portfolio Composition. The following table provides general information regarding each Fund’s geographic exposure, sector exposure and number of holdings and what they would be on a pro forma basis assuming completion of the Transaction.

	China World Fund As of 4/30/24 (Unaudited)	Developing Markets Trust As of 4/30/24 (Unaudited)	Pro Forma Combined Developing Markets Trust As of 4/30/24 (Unaudited)
Geographic
Asia
China	96.79%	23.54%	27.40%
South Korea		19.53%	18.51%
Taiwan		17.13%	16.23%
India		12.48%	11.83%
Thailand		2.70%	2.55%

	China World Fund As of 4/30/24 (Unaudited)	Developing Markets Trust As of 4/30/24 (Unaudited)	Pro Forma Combined Developing Markets Trust As of 4/30/24 (Unaudited)
Hong Kong	1.84%	1.93%	1.92%
Indonesia		0.57%	0.54%
Philippines		0.44%	0.42%
Cambodia		0.23%	0.21%

Latin America
Brazil		9.27%	8.78%
Mexico		2.23%	2.11%
Chile		0.74%	0.70%
Peru		0.37%	0.35%

North America
United States		3.00%	2.84%

Europe
Hungary		1.60%	1.52%
United Kingdom		0.93%	0.88%

Mid-East/Africa
South Africa		1.31%	1.24%
United Arab Emirates		0.45%	0.42%

Cash and Cash Equivalents	1.36%	1.55%	1.54%

Total	99.99%	100%	99.99%

Sector Exposure
Communication Services	26.85%	9.70%	10.60%
Consumer Discretionary	31.51%	11.60%	12.65%

	China World Fund As of 4/30/24 (Unaudited)	Developing Markets Trust As of 4/30/24 (Unaudited)	Pro Forma Combined Developing Markets Trust As of 4/30/24 (Unaudited)
Consumer Staples	8.71%	2.76%	3.08%
Energy	2.33%	3.55%	3.49%
Financials	10.07%	25.50%	24.69%
Health Care	5.41%	3.52%	3.62%
Industrials	4.06%	7.84%	7.64%
Information Technology	3.13%	29.58%	28.19%
Materials	1.27%	3.63%	3.50%
Real Estate	0.00%	0.32%	0.31%
Utilities	5.29%	0.45%	0.70%
Cash and Cash Equivalents	1.36%	1.55%	1.54%
Total	99.99%	100%	100.01%

Holdings
Number of Issuers (excluding cash)	41	79	79

After the Transaction, it is not expected that the asset allocation or number of issuers in the Developing Markets Trust’s portfolio on a combined basis will be materially different from immediately prior to the Transaction. It should be noted that some portfolio realignment will either occur prior to the Transaction or after the Transaction by selling certain portfolio securities. TAML currently estimates that approximately 60% of the China World Fund’s portfolio assets may be sold in connection with the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover.

Former shareholders of the China World Fund will be invested in a Fund with greater flexibility to invest in a much broader range of countries and companies operating in diverse sectors and industries, including but not limited to information technology, financial services, consumer discretionary and communication services.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk. There is no assurance that any mutual fund will meet its investment goals. The achievement of the Funds’ investment goals depends upon market conditions generally, and on the Investment Manager’s analytical and portfolio management skills. For more information about the principal investment risks associated with investments in the Funds, see each Fund’s Prospectus under the heading “Fund Summary – Principal Risks” and each Fund’s SAI under the heading “Goals, Strategies and Risks.”

Below are the principal investment risks of each Fund. Unless noted otherwise, the principal investment risk applies to both Funds.

Principal Investment Risks Common to Both Funds:

Foreign Securities (non-U.S.). Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

VIE Structured Chinese Companies. Certain investments in Chinese companies are made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

Market. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small and Mid Capitalization Companies. Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The markets for securities issued by small and mid-capitalization companies also tend be less liquid than the markets issued by larger companies.

Non-Diversification. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund's performance and result in greater fluctuation in the value of the Fund’s shares.

Management. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

ESG Considerations. ESG considerations are one of a number of factors that the investment manager examines when considering investments for the Fund’s portfolio. In light of this, the issuers in which the Fund invests may not be considered ESG-focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers. In certain circumstances, there may be times when not every investment is assessed for ESG factors and, when they are, not every ESG factor may be identified or evaluated. The investment manager’s assessment of an issuer’s ESG factors is subjective and will likely differ from that of investors, third party service providers (e.g., ratings providers) and other funds. As a result, securities selected by the investment manager may not reflect the beliefs and values of any particular investor. The investment manager also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party research providers, the timeliness, completeness and accuracy of which is out of the investment manager’s control. ESG factors are often not uniformly measured or defined, which could impact the investment manager’s ability to assess an issuer. While the investment manager views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

Cybersecurity. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Additional Principal Investment Risks Disclosed by the China World Fund:

China, Hong Kong, Taiwan.1 There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in the country to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan also tend to be lower than such standards in more developed economies. Also, certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

[1]	This risk disclosure is part of the Fund’s Foreign Securities (non-U.S.) risk.

Trade disputes and the imposition of tariffs on goods and services can affect the Chinese economy, particularly in light of China's large export sector, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent China engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility.

Regional Focus. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund.

Emerging Market Countries. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Additional Principal Investment Risks Disclosed by the Developing Markets Trust:

China companies. There are special risks associated with investments in China, including expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Heightened geopolitical risks and adverse Government policies can have an impact on Chinese companies. In addition, investments in Taiwan and Hong Kong (Greater China) could be adversely affected by their political and economic relationship with China. Chinese companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of such investments. In addition, the standards for environmental, social and corporate governance matters in Greater China tend to be lower than such standards in more developed economies. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies. Trade disputes and the imposition of tariffs on goods and services can affect the economies of countries in which the Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent a country engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility.

South Korean securities. Investments in South Korean securities may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors or potential hostilities with North Korea may have an adverse effect on the South Korean economy.

Developing Market Countries. The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. The risks of investing in traditional developing markets are magnified in frontier markets countries (which are a subset of developing markets countries) because they generally have smaller economies and less developed capital markets than in traditional developing markets.

Focus. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Information technology companies. Companies operating within information technology related industries may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. These companies typically face intense competition and potentially rapid product obsolescence. They may also have limited product lines, markets, financial resources or personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Technology companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The customers and/or suppliers of technology companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on these companies.

Value Style Investing. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of the material U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Transaction are as follows:

●	no gain or loss will be recognized by the China World Fund or the shareholders of the China World Fund as a direct result of the Transaction;

●	no gain or loss will be recognized by the Developing Markets Trust as a direct result of the Transaction;

●	the basis of the assets of the China World Fund received by the Developing Markets Trust will be the same as the basis of these assets in the hands of the China World Fund immediately before the Transaction;

●	the holding period of the assets of the China World Fund received by the Developing Markets Trust will include the period during which such assets were held by the China World Fund;

●	the aggregate tax basis of the shares of the Developing Markets Trust to be received by a shareholder of the China World Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the China World Fund; and

●	the holding period of the shares of the Developing Markets Trust received by a shareholder of the China World Fund as part of the Transaction will include the period that a shareholder held the shares of the China World Fund (provided that such shares of the China World Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the China World Fund and the Developing Markets Trust as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the China World Fund, the Developing Markets Trust, or any China World Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Transaction. See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction is consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the China World Fund would recognize gain or loss on the transfer of its assets to the Developing Markets Trust, and each shareholder of the China World Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its China World Fund shares and the fair market value of the shares of the Developing Markets Trust it received.

Final Dividend or Other Distributions. Prior to the closing of the Transaction, the China World Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the China World Fund’s Portfolio Assets. TAML currently estimates that approximately 60% of the China World Fund’s portfolio assets may be sold in connection with the Transaction as part of a portfolio repositioning (the “Repositioning”) and separate from normal portfolio turnover. Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction. In addition, some securities may need to be sold if they do not meet the prospectus allowances for the Developing Markets Trust. Management anticipates that any securities sold in connection with the Repositioning will be disposed of partly by the China World Fund prior to the Transaction and partly by the Developing Markets Trust after the Transaction. These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the China World Fund’s net unrealized appreciation in the value of its portfolio assets at that time. Taking into account the China World Fund’s net unrealized depreciation in portfolio assets on a tax basis at February 29, 2024 of $(1,756,689); $(0.1915) per share; 2.80% of net asset value) and the total capital loss carryovers available as of such date to offset any capital gains realized by the China World Fund of $26,821,294 as of May 17, 2024, not subject to expiration, it is not anticipated that the sale of a portion of the portfolio assets prior to the closing of the Transaction should result in any material amounts of capital gains being distributed to shareholders and instead, these dispositions are currently estimated to result in a net taxable loss for federal income tax purposes.

Additionally, if the sale of such portfolio assets occurs after the closing of the reorganization, the ability of the combined Developing Markets Trust to fully use the China World Fund’s capital loss carryovers as of the closing, if any, to offset the resulting capital gain may be limited as described below, which may result in shareholders of the Developing Markets Trust receiving a greater amount of capital gain distributions than they would have had the sale of such portfolio assets after the Transaction not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio. Management believes that these portfolio transaction costs will be immaterial in amount. Dispositions of securities held by the China World Fund are expected to generate transaction costs of $32,000, approximately 0.049% of the China World Fund’s net assets, or 0.003% of the combined Fund’s net assets.

General Limitation on Capital Losses. Assuming the Transaction qualifies as a tax-free reorganization, as expected, the Developing Markets Trust will succeed to the capital loss carryovers, if any, of the China World Fund upon the closing of the reorganization for federal income tax purposes. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Developing Markets Trust, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Developing Markets Trust and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Transaction on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Transaction closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). It is currently anticipated that the China World Fund would experience a more than 50% change in ownership pursuant to the Transaction. Second, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Developing Markets Trust in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the China World Fund that may be used by the Developing Markets Trust (including to offset any “built-in gains” of the China World Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Developing Markets Trust for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.

The aggregate capital loss carryovers of the China World Fund and the approximate annual limitation on the use by the corresponding Developing Markets Trust, post-closing, of the smaller Fund’s capital loss carryovers following the Transaction are below. The annual limitation is based on the long-term tax-exempt rate for ownership changes of 3.62%, which has been set for June 2024 and changes monthly.

	China World Fund	Developing Markets Trust
	As of 2/29/24	As of 12/31/2023
Aggregate capital loss carryovers	$19,422,117 (as of 8/31/2023)	$28,788,516[1]
Unrealized appreciation (depreciation) on a tax basis	$(1,756,689)	$150,768,967
Net asset value	$62,701,122	$1,152,046,729
Annual limitation	$2,269,781	$2,669,501

[1]	Includes $28,788,516 from the acquired Templeton BRIC Fund, which may be carried over to offset future capital gains, subject to certain limitations.

Appreciation in Value of Investments. Shareholders of the China World Fund will receive a proportionate share of any taxable income and gains realized by the Developing Markets Trust and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the combined Developing Markets Trust. As a result, shareholders of the China World Fund may receive a greater amount of taxable distributions than they would have if the Transaction had not occurred. In addition, if the combined Developing Markets Trust, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the China World Fund, shareholders of the China World Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.

At February 29, 2024, the China World Fund had unrealized capital depreciation and the Developing Markets Trust had unrealized appreciation. The unrealized depreciation in value of investments as a percentage of its net asset value at February 29, 2024, was 2.80% for the China World Fund. The unrealized appreciation in value of investments as a percentage of its net assets at December 31, 2023 was 13.09% for the Developing Markets Trust. As a result, shareholders of the China World Fund may receive a greater amount of taxable capital gain distributions than they would have had the Transaction not occurred.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about each Fund is included in such Fund’s Prospectus. The Developing Markets Trust Prospectus and the China World Fund Prospectus are both incorporated by reference into and are considered a part of this Prospectus/Proxy Statement. The Developing Markets Trust Prospectus also accompanies this Prospectus/Proxy Statement. Additional information about the Funds is included in each Fund’s SAI. The Developing Markets Trust SAI and the China World Fund SAI are incorporated into the Developing Markets Trust Prospectus and the China World Fund Prospectus, respectively, and into the SAI dated August 16, 2024 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC. The SAI relating to this Prospectus/Proxy Statement is incorporated by reference and considered part of this Prospectus/Proxy Statement. Information about the China World Fund is also included in the Fund’s Annual Report to Shareholders (for the fiscal year ended August 31, 2023) and Semi-Annual Report to Shareholders (for the six months ended February 29, 2024), and for the Developing Markets Trust in the Fund’s Annual Report to Shareholders (for the fiscal year ended December 31, 2023), as well as on the Funds’ website at franklintempleton.com.

You may request a free copy of each Fund’s Prospectus, SAI, Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/342-5236 or by writing to a Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

The China World Fund and the Developing Markets Trust, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”). This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds. More detailed information about each Fund’s current structure is contained in each Fund’s SAI.

Comparison of Capital Structure. Both the Funds are open-end management investment companies, commonly called mutual funds. The China World Fund is the successor of a closed-end fund, organized as a Maryland corporation on July 15, 1993, which was reorganized on August 8, 2003 into a Delaware statutory trust organized on December 3, 2002 and is validly existing under the laws of the State of Delaware. The Developing Markets Trust was initially organized as a Massachusetts business trust on August 9, 1991, and reorganized on May 10, 2002, as a Delaware statutory trust, which was organized on May 7, 2002.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. The China World Fund and the Developing Markets Trust shareholders have no appraisal rights.

Comparison of Voting Rights. Shares of each class of a Fund represent proportionate interests in such Fund’s assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by class by state or federal law. Shares of each class of the China World Fund have the same voting and other rights and preferences as the other classes of the Fund for matters that affect the Fund as a whole, and shares of each class of the Developing Markets Trust have the same voting and other rights and preferences as the other classes of the Fund for matters that affect the Fund as a whole. For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the shares of the Funds, voting the ability to elect all of the members of the applicable Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the applicable Board.

Proposals Subject to Shareholder Approval. The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Funds’ Agreement and Declaration of Trust, respectively (each a “Trust Instrument” and collectively, the “Trust Instruments”). For example, the Trust Instruments and bylaws give shareholders the power to vote only on: (i) such matters required by the Trust Instruments, the bylaws, the 1940 Act, other applicable law and any registration statement filed with the SEC, the registration of which is effective; and (ii) such other matters as the Board may consider necessary or desirable.

Quorum and Vote Required to Approve the Proposal. Quorum for a shareholders’ meeting of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy. Under both Trust Instruments, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date. Each Fund’s Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board. The minimum number of days is 10 and the maximum number of days is 120 for both Funds. A determination of shareholders of record entitled to notice of or to vote at a shareholders’ meeting applies to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than one hundred and eighty (180) days from the record date set for the original meeting.

Legal Structures. Mutual funds formed under the Delaware Statutory Trust Act (the “DSTA”), such as the Funds, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments. Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses. For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders. In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders. Under the DSTA, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees. Pursuant to the DSTA and the Trust Instruments, the responsibility for the general oversight of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instruments to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Funds. Pursuant to the Trust Instruments, no Trustee shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights. Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the China World Fund is required to approve the Plan. Each China World Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the China World Fund held at the close of business on August 12, 2024 (the “Record Date”). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the China World Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the China World Fund’s Trust Instrument, abstentions will be treated as votes present at the Meeting; but will not be treated as votes cast at such Meeting. Thus, under the Trust Instrument, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan. It is the China World Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

How do I ensure my vote is accurately recorded?

You may vote in one of four ways:

●	By mail, with the enclosed proxy card;

●	In person at the Meeting;

●	By telephone (if eligible); or

●	Through the Internet (if eligible).

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the China World Fund. If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the China World Fund expressly revoking your proxy, by signing and forwarding to the China World Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the China World Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the number of shares of each class and the total number of outstanding shares of the China World Fund as of the Record Date:

Class	Shares Outstanding
Class A	5,635,213.610
Class C	166,508.620
Class R6	137,132.140
Advisor Class	2,409,101.334
Total	8,347,955.704

How will proxies be solicited?

Morrow Sodali Fund Solutions (“MSFS”), a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $139,400. The China World Fund, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain China World Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the China World Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

The China World Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The China World Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the China World Fund or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The China World Fund expects that, before the Meeting, broker-dealer firms holding shares of the China World Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the China World Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust. Shareholders of the China World Fund, however, will be able to redeem or exchange shares of the China World Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction. After the Closing Date, shareholders may redeem the Developing Markets Trust Shares or exchange them for shares of certain other Franklin Templeton funds. Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the China World Fund, as a group, owned of record and beneficially 3.46% of Advisor Class and less than 1% of the outstanding shares of the other classes of the China World Fund., and the officers and trustees of the Developing Markets Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Developing Markets Trust.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Funds, no person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement. Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit C as owning 5% or more of the China World Fund’s outstanding Class A, Class C, Class R6 or Advisor Class shares will own in excess of 5% of the then outstanding shares of such classes of the Developing Markets Trust upon completion of the Transaction.

SHAREHOLDER PROPOSALS

Neither the China World Fund nor the Developing Markets Trust is required to hold, and neither intends to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the China World Fund or Developing Markets Trust for the next meeting of shareholders (if any) should send a written proposal to the Franklin Templeton’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the applicable Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the China World Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Fund (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Fund (in the absence of the president) may adjourn the Meeting. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the China World Fund on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and the Fund’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees of the Templeton China World Fund,

Navid J. Tofigh,

Vice President and Secretary

August 16, 2024

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the China World Fund, or (ii) 67% or more of the outstanding shares of the China World Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the China World Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Distributors, LLC, One Franklin Parkway, San Mateo, California 94403-1906, the principal underwriter for the Funds.

FT Services — Franklin Templeton Services, LLC, the administrator for the Funds. FT Services is an indirect, wholly owned subsidiary of Franklin Resources, Inc. and is an affiliate to each Fund’s investment manager and principal underwriter, and the Developing Markets Trust’s sub-advisor.

FTIML – Franklin Templeton Investment Management Limited, the sub-advisor to the Developing Markets Trust.

JPMorgan — JPMorgan Chase Bank, N.A., the Funds’ custodian and sub-administrator.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the China World Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by the China World Fund and the Developing Markets Trust.

Record Date — August 12, 2024 – The date selected for determining which shareholders of record of the China World Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

TAML — Templeton Asset Management Ltd. the investment manager for the Funds.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.	Form of Agreement and Plan of Reorganization
B.	Financial Highlights of the China World Fund and Developing Markets Trust
C.	Principal Holders of Securities

Exhibit A

[FORM OF AGREEMENT AND PLAN OF REORGANIZATION]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this 10th day of July, 2024 by and between Templeton Developing Markets Trust (the “Acquiring Fund”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, and Templeton China World Fund (the “Target Fund”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. Templeton Asset Management, Ltd. (“TAML”), a Delaware limited liability company, investment manager to the Acquiring Fund and the Target Fund, joins this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund, in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.          Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)        Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, the Target Fund agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gain distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of the Target Fund shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”). The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and the Target Fund shall use its reasonable best efforts to discharge all of the known liabilities of the Target Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Acquiring Fund agrees at the Closing to deliver to the Target Fund the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each of Class A, Class C, Class R6 and Advisor Class shares of the Target Fund by the net asset value per share of each of Class A, Class C, Class R6 and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R6 and Advisor Class shares, respectively, of the Target Fund as of 4:00 p.m., Eastern time on the Closing Date. The Acquiring Fund Shares delivered to the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)       Immediately following the Closing, the Target Fund shall distribute the Acquiring Fund Shares received by the Target Fund pursuant to this Section 1 pro rata to the Target Fund’s shareholders of record, based upon their respective holdings of the Target Fund, as of the close of business on the Closing Date so that each Target Fund shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of 4:00 p.m. Eastern time on the Closing Date. Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted. Certificates for the Acquiring Fund Shares shall not be issued. After the distribution, the Target Fund shall be dissolved.

(d)       At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)       All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.         Valuation.

(a)       The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 4:00 p.m., Eastern time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented, except that the net asset value per share of the Target Fund shall be carried to the fourth decimal place.

(b)       In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c)       All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund and Target Fund.

3.         Closing and Closing Date.

The Closing shall take place at the principal offices of the Acquiring Fund at 4:00 p.m., Eastern time, on October 25, 2024, or such other date as the officers of the Acquiring Fund and Target Fund may mutually agree (the “Closing Date”).  The Target Fund shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.  The Target Fund shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 4:00 p.m., Eastern time, on the Closing Date.  The Acquiring Fund shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of the Target Fund may reasonably request.

4.          Representations and Warranties.

4.1.      The Acquiring Fund, represents and warrants that:

(a)       The Acquiring Fund was initially organized as a Massachusetts business trust on August 9, 1991 and reorganized on May 10, 2002 as a Delaware statutory trust which was organized on May 7, 2002. The Acquiring Fund is validly existing under the laws of the State of Delaware. The Acquiring Fund is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund, each outstanding share of which is, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan will be fully paid, non-assessable, and has or will have full voting rights.  The Acquiring Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, of which each class, other than the Class R shares, represents Acquiring Fund Shares.

(c)       The Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d)       The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)        The Acquiring Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Acquiring Fund has qualified as a RIC for each taxable year since its inception and intends to continue to qualify as a RIC after the Closing Date. The Acquiring Fund has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

(g)       The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)       The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(i)        The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j)        There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k)       The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), and any prospectus or statement of additional information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the special meeting of the Target Fund’s shareholders to vote on the Plan (the “Special Meeting”) and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(l)        Since December 31, 2023, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m)      On the Closing Date, all material Tax Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(n)       All information to be furnished by the Acquiring Fund, for use in preparing any registration statement, prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o)       No shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(r)        The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees.

4.2.      The Target Fund represents and warrants that:

(a)       The Target Fund is the successor of a closed-end fund, organized as a Maryland corporation on July 15, 1993 which was reorganized on August 8, 2003 into a Delaware statutory trust organized on December 3, 2002 and is validly existing under the laws of the State of Delaware. The Target Fund is duly registered under the 1940 Act as an open-end management investment company and the Target Fund’s shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       The Target Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund, each outstanding share of which is fully paid, non-assessable, and has full voting rights. The Target Fund currently is divided into four classes of shares: Class A, Class C, Class R6 and Advisor Class shares of beneficial interest, of which each class represents Target Fund Shares.

(c)       The Target Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by the Plan. The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d)       The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2023, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f)        The Target Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code. The Target Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(g)       The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)       The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(i)        The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j)        There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k)       The Registration Statement, and any prospectus or statement of additional information of the Target Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the Special Meeting and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(l)        Since August 31, 2023, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m)      On the Closing Date, all material Tax Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(n)       All information to be furnished by the Target Fund for use in preparing any registration statement, prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o)       As of the Closing Date, the Target Fund will not have outstanding any warrants, option, convertible securities, or any other types of rights pursuant to which any person could acquire shares of the Target Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(r)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Target Fund’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(s)       At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t)       The Target Fund will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date, that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.          Covenants of the Acquiring Fund, and Covenants of the Target Fund.

5.1.      The Acquiring Fund:

(a)       Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement (i) shall have complied in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the combined prospectus/proxy statement and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)       Shall have sent to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined prospectus/proxy statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c)       Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2.      The Target Fund:

(a)       Shall provide the Acquiring Fund, with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b)       As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c)       Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e)       Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Tax Returns shall have either been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(f)        Shall provide at the Closing:

(1)       A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)       A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)       A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)       If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g)       As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h)       Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(i)        Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.      The Acquiring Fund and the Target Fund intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund and the Target Fund shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.         Conditions Precedent to be Fulfilled by the Acquiring Fund and by the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)       That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b)       That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative, or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)       That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d)       The Target Fund shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid) and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)       That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)        That there shall be delivered to the Target Fund an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Acquiring Fund is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       The Acquiring Fund is an open-end management investment company registered as such under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Acquiring Fund;

(4)       The Plan is the legal, valid, and binding obligation of the Acquiring Fund, and is enforceable against the Acquiring Fund, in accordance with its terms;

(5)       The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6)       Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)       That there shall be delivered to the Acquiring Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Target Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Target Fund is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       The Target Fund is an open-end management investment company registered as such under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Target Fund; and

(4)       The Plan is the legal, valid, and binding obligation of the Target Fund, and is enforceable against the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Target Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Target Fund.

(h)       That there shall be delivered to the Acquiring Fund and Target Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund and Target Fund, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Acquiring Fund and Target Fund with regard to matters of fact:

(1)       The acquisition by the Acquiring Fund of substantially all the assets of the Target Fund, as provided for herein, in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares under Sections 361(a) and 357(a) of the Code;

(3)       No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares under Section 1032(a) of the Code;

(4)       No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to its shareholders in complete liquidation of the Target Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

(5)       The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6)       The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;

(7)       No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) under Section 354(a) of the Code;

(8)       The tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will be the same as the tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9)       The holding period of the Acquiring Fund Shares received by shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10)      The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(i)        That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)        That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k)       The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.         Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization. TAML, the investment manager for each Fund, will pay 50% of the costs of the Reorganization.

8.         Termination; Postponement; Waiver; Order.

(a)       Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1)       by mutual consent of the Acquiring Fund and the Target Fund;

(2)       by the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3)       by the Acquiring Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b)       If the transactions contemplated by the Plan have not been consummated by June 30, 2025, the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of the Acquiring Fund and Target Fund.

(c)       In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Acquiring Fund, the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)       At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the Acquiring Fund or the Target Fund if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e)       The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Acquiring Fund, Target Fund, nor any of their respective officers, trustees, agents, or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)        If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of the Target Fund or the Acquiring Fund to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless the Target Fund promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.         Cooperation and Exchange of Information; Reporting Responsibility.

(a)       The Acquiring Fund and the Target Fund will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax Returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b)       Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

(c)       After the Closing Date, the Target Fund shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Fund with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.       Liability of the Target Fund and the Acquiring Fund.

(a)       The Target Fund acknowledges and agrees that all obligations of the Acquiring Fund under the Plan with respect to the Acquiring Fund are binding only with respect to that Fund; shall be discharged only out of the assets of the Acquiring Fund; that no other series of Acquiring Fund shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that the Target Fund shall not seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Fund, or any of them.

(b)       The Acquiring Fund acknowledges and agrees that all obligations of the Target Fund under the Plan with respect to the Target Fund are binding only with respect to that Fund; shall be discharged only out of the assets of the Target Fund; that no other series of the Target Fund shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that the Acquiring Fund shall not seek satisfaction of any such obligation or liability from the shareholders of the Target Fund, the trustees, officers, employees or agents of the Target Fund, or any of them.

11.       Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.       Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.       Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.       Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund, at Templeton Developing Markets Trust, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, or the Target Fund, at Templeton China World Fund, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, as the case may be.

15.       Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiring Fund and the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

TEMPLETON DEVELOPING MARKETS TRUST

By:
Name: Manraj S. Sekhon
Title: President and Chief Executive Officer – Investment Management

TEMPLETON CHINA WORLD FUND

By:
Name: Manraj S. Sekhon
Title: President and Chief Executive Officer – Investment Management

With respect to Section 7 of the Plan only: TEMPLETON ASSET MANAGEMENT LTD.

By:
Name: Manraj S. Sekhon
Title: Co-Chief Executive Officer

Exhibit B

Financial Highlights of the China World Fund and the Developing Markets Trust

The Financial Highlights present the China World Fund’s financial performance for the past five fiscal years ended August 31, 2023 and the six-month period ended February 29, 2024, and the Developing Markets Trust’s financial performance for the past five fiscal years ended December 31, 2023. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of dividends and capital gains. Except for the six-month period ended February 29, 2024 for the China World Fund, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

China World Fund

Financial Highlights

		Year Ended August 31,
	Six Months Ended February 29, 2024 (unaudited)	2023	2022	2021	2020	2019
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$8.23	$10.04	$15.72	$20.71	$18.01	$22.42
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.05)	(0.14)	(0.19)	(0.07)	0.14
Net realized and unrealized gains (losses)	(1.39)	(1.66)	(5.07)	(0.52)	5.95	(1.76)
Total from investment operations	(1.42)	(1.71)	(5.21)	(0.71)	5.88	(1.62)
Less distributions from:
Net investment income	(0.01)	—	—	—	(0.13)	(0.30)
Net realized gains	—	(0.10)	(0.47)	(4.28)	(3.05)	(2.49)
Total distributions	(0.01)	(0.10)	(0.47)	(4.28)	(3.18)	(2.79)
Net asset value, end of period	$6.80	$8.23	$10.04	$15.72	$20.71	$18.01
Total return[c]	(17.18)%	(17.15)%	(33.91)%	(5.79)%	36.80%	(6.46)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.88%	1.74%	1.87%	1.73%	1.86%	1.87%
Expenses net of waiver and payments by affiliates	1.85%	1.73%	1.85%	1.72%	1.85%	1.83%
Net investment income (loss)	(0.96)%	(0.54)%	(1.11)%	(0.98)%	(0.39)%	0.76%
Supplemental data
Net assets, end of period (000’s)	$42,179	$56,739	$80,597	$146,131	$164,145	$146,709
Portfolio turnover rate	23.01%	30.20%	6.63%	27.52%	59.87%	5.69%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual and Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return is not annualized for periods less than one year.
[d]	Ratios are annualized for periods less than one year.

		Year Ended August 31,
	Six Months Ended February 29, 2024 (unaudited)	2023	2022	2021	2020	2019
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$7.96	$9.79	$15.46	$20.57	$17.91	$22.13
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.11)	(0.24)	(0.34)	(0.20)	(—)[c]
Net realized and unrealized gains (losses)	(1.34)	(1.62)	(4.96)	(0.49)	5.91	(1.72)
Total from investment operations	(1.40)	(1.73)	(5.20)	(0.83)	5.71	(1.72)
Less distributions from:
Net investment income	—	—	—	—	—	(0.01)
Net realized gains	—	(0.10)	(0.47)	(4.28)	(3.05)	(2.49)
Total distributions	—	(0.10)	(0.47)	(4.28)	(3.05)	(2.50)
Net asset value, end of period	$6.56	$7.96	$9.79	$15.46	$20.57	$17.91
Total return[d]	(17.57)%	(17.70)%	(34.43)%	(6.51)%	35.80%	(7.16)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.63%	2.49%	2.62%	2.47%	2.61%	2.62%
Expenses net of waiver and payments by affiliates	2.60%	2.49%[f]	2.60%	2.47%[f]	2.60%	2.58%
Net investment income (loss)	(1.71)%	(1.29)%	(1.88)%	(1.76)%	(1.15)%	0.01%[g]
Supplemental data
Net assets, end of period (000’s)	$1,405	$2,005	$2,953	$6,502	$12,376	$15,744
Portfolio turnover rate	23.01%	30.20%	6.63%	27.52%	59.87%	5.69%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual and Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Amount rounds to less than $0.01 per share.
[d]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]	Ratios are annualized for periods less than one year.
[f]	Benefit of waiver and payments by affiliates rounds to less than 0.01%.
[g]	Ratio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

		Year Ended August 31,
	Six Months Ended February 29, 2024 (unaudited)	2023	2022	2021	2020	2019
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$8.42	$10.22	$15.94	$20.88	$18.14	$22.55
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(—)[c]	(0.09)	(0.11)	0.01	0.26
Net realized and unrealized gains (losses)	(1.42)	(1.70)	(5.16)	(0.55)	5.99	(1.81)
Total from investment operations	(1.44)	(1.70)	(5.25)	(0.66)	6.00	(1.55)
Less distributions from:
Net investment income	(0.05)	—	—	—	(0.21)	(0.37)
Net realized gains	—	(0.10)	(0.47)	(4.28)	(3.05)	(2.49)
Total distributions	(0.05)	(0.10)	(0.47)	(4.28)	(3.26)	(2.86)
Net asset value, end of period	$6.93	$8.42	$10.22	$15.94	$20.88	$18.14
Total return[d]	(17.16)%	(16.73)%	(33.62)%	(5.46)%	37.42%	(6.08)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.52%	1.41%	1.58%	1.46%	1.56%	1.57%
Expenses net of waiver and payments by affiliates	1.42%	1.28%	1.44%	1.37%	1.42%	1.42%
Net investment income (loss)	(0.52)%	(0.05)%	(0.67)%	(0.59)%	0.05%	1.17%
Supplemental data
Net assets, end of period (000’s)	$1,211	$1,736	$2,058	$3,148	$3,437	$3,395
Portfolio turnover rate	23.01%	30.20%	6.63%	27.52%	59.87%	5.69%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual and Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Amount rounds to less than $0.01 per share.
[d]	Total return is not annualized for periods less than one year.
[e]	Ratios are annualized for periods less than one year.

		Year Ended August 31,
	Six Months Ended February 29, 2024 (unaudited)	2023	2022	2021	2020	2019
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$8.41	$10.23	$15.97	$20.94	$18.18	$22.60
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.03)	(0.11)	(0.14)	(0.02)	0.20
Net realized and unrealized gains (losses)	(1.42)	(1.69)	(5.16)	(0.55)	6.01	(1.79)
Total from investment operations	(1.45)	(1.72)	(5.27)	(0.69)	5.99	(1.59)
Less distributions from:
Net investment income	(0.03)	—	—	—	(0.18)	(0.34)
Net realized gains	—	(0.10)	(0.47)	(4.28)	(3.05)	(2.49)
Total distributions	(0.03)	(0.10)	(0.47)	(4.28)	(3.23)	(2.83)
Net asset value, end of period	$6.93	$8.41	$10.23	$15.97	$20.94	$18.18
Total return[c]	(17.11)%	(16.93)%	(33.75)%	(5.61)%	37.20%	(6.25)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.63%	1.49%	1.62%	1.48%	1.61%	1.62%
Expenses net of waiver and payments by affiliates	1.60%	1.48%	1.60%	1.47%	1.60%	1.58%
Net investment income (loss)	(0.71)%	(0.31)%	(0.86)%	(0.73)%	(0.12)%	1.01%
Supplemental data
Net assets, end of period (000’s)	$17,906	$25,262	$34,106	$63,106	$74,741	$67,189
Portfolio turnover rate	23.01%	30.20%	6.63%	27.52%	59.87%	5.69%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual and Semi-Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return is not annualized for periods less than one year.
[d]	Ratios are annualized for periods less than one year.

Developing Markets Trust

Financial Highlights

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.52	$22.41	$25.42	$21.96	$18.17
Income from investment operations[a]:
Net investment income[b]	0.42 [c]	0.37	0.17 [d]	0.13	0.32 [e]
Net realized and unrealized gains (losses)	1.60	(5.40)	(1.66)	3.94	4.46
Total from investment operations	2.02	(5.03)	(1.49)	4.07	4.78
Less distributions from:
Net investment income	(0.54)	(0.41)	(0.49)	(0.26)	(0.76)
Net realized gains	(0.08)	(0.45)	(1.03)	(0.35)	(0.23)
Total distributions	(0.62)	(0.86)	(1.52)	(0.61)	(0.99)
Net asset value, end of year	$17.92	$16.52	$22.41	$25.42	$21.96
Total return[f]	(12.33)%	(22.21)%	(5.80)%	18.67%	(26.39)%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.55%	1.55%	1.54%	1.53%	1.52%
Expenses net of waiver and payments by affiliates	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income	2.37%[c]	2.01%	(0.64)%[d]	(0.61)%	1.57%[e]
Supplemental data
Net assets, end of year (000’s)	$699,520	$681,700	$969,062	$1,145,066	$1,067,300
Portfolio turnover rate	26.63%	21.97%	21.89%	18.58%	17.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Net investment income per share includes approximately $0.13 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.61%.
[d]	Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.41%.
[e]	Net investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.
[f]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.19	$21.95	$24.83	$21.46	$17.75
Income from investment operations[a]:
Net investment income (loss)[b]	0.28 [c]	0.22	(0.04)[d]	(0.03)	0.20 [e]
Net realized and unrealized gains (losses)	1.55	(5.27)	(1.58)	3.82	4.32
Total from investment operations	1.83	(5.05)	(1.62)	3.79	4.52
Less distributions from:
Net investment income	(0.39)	(0.26)	(0.23)	(0.07)	(0.58)
Net realized gains	(0.08)	(0.45)	(1.03)	(0.35)	(0.23)
Total distributions	(0.47)	(0.71)	(1.26)	(0.42)	(0.81)
Net asset value, end of year	$17.55	$16.19	$21.95	$24.83	$21.46
Total return[f]	(11.39)%	(22.79)%	(6.48)%	17.79%	(25.42)%
Ratios to average net assets
Expenses before waiver and payments by affiliates	2.30%	2.31%	2.29%	2.28%	2.27%
Expenses net of waiver and payments by affiliates	2.13%	2.13%	2.13%	2.13%	2.13%
Net investment income (loss)	1.63%[c]	1.21%	(0.15)%[d]	(0.15)%	0.82%[e]
Supplemental data
Net assets, end of year (000’s)	$16,257	$18,373	$30,956	$48,429	$56,860
Portfolio turnover rate	26.63%	21.97%	21.89%	18.58%	17.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Net investment income per share includes approximately $0.13 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
[d]	Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.
[e]	Net investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.
[f]	Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.37	$22.22	$25.23	$21.78	$18.02
Income from investment operations[a]:
Net investment income (loss)[b]	0.48 [c]	0.42	0.27 [d]	0.25	0.39 [e]
Net realized and unrealized gains (losses)	1.58	(5.33)	(1.66)	3.89	4.45
Total from investment operations	2.06	(4.91)	(1.39)	4.14	4.84
Less distributions from:
Net investment income	(0.61)	(0.49)	(0.59)	(0.34)	(0.85)
Net realized gains	(0.08)	(0.45)	(1.03)	(0.35)	(0.23)
Total distributions	(0.69)	(0.94)	(1.62)	(0.69)	(1.08)
Net asset value, end of year	$17.74	$16.37	$22.22	$25.23	$21.78
Total return	(12.71)%	(21.90)%	(5.42)%	19.16%	26.89%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.15%	1.10%	1.14%	1.15%	1.15%
Expenses net of waiver and payments by affiliates	1.00%	1.00%	1.00%	1.00%	0.99%
Net investment income	2.75%[c]	2.31%	1.06%[d]	0.19%	1.96%[e]
Supplemental data
Net assets, end of year (000’s)	$163,456	$143,225	$214,696	$203,362	$120,791
Portfolio turnover rate	26.63%	21.97%	21.89%	18.58%	17.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Net investment income per share includes approximately $0.13 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
[d]	Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.83%.
[e]	Net investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

	Year Ended December 31,
	2023	2022	2021	2020	2019
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of period	$16.40	$22.26	$25.27	$21.82	$18.06
Income from investment operations[a]:
Net investment income[b]	0.45 [c]	0.41	0.24 [d]	0.18	0.37 [e]
Net realized and unrealized gains (losses)	1.59	(5.36)	(1.66)	3.94	4.44
Total from investment operations	2.04	(4.95)	(1.42)	4.12	4.81
Less distributions from:
Net investment income	(0.59)	(0.46)	(0.56)	(0.32)	(0.82)
Net realized gains	(0.08)	(0.45)	(1.03)	(0.35)	(0.23)
Total distributions	(0.67)	(0.91)	(1.59)	(0.67)	(1.05)
Net asset value, end of year	$17.77	$16.40	$22.26	$25.27	$21.82
Total return	12.58%	(22.01)%	(5.55)%	19.01%	26.67%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.30%	1.30%	1.29%	1.28%	1.27%
Expenses net of waiver and payments by affiliates	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment income	2.58%[c]	2.26%	0.92%[d]	0.87%	1.82%[e]
Supplemental data
Net assets, end of year (000’s)	$243,109	$152,957	$221,055	$244,645	$195,065
Portfolio turnover rate	26.63%	21.97%	21.89%	18.58%	17.71%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations included in the Fund’s Annual Report to Shareholders for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Net investment income per share includes approximately $0.13 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.
[d]	Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.
[e]	Net investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

Exhibit C

PRINCIPAL HOLDERS OF SECURITIES

China Templeton World Fund

Name and Address	Share Class	Percentage (%)
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn.: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	A	12.06
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	9.98
Edward Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	A	7.61
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn.: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Advisor	10.35
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Advisor	15.25
Merrill Lynch, Pierce, Fenner & Smith For the Benefit of Its Customers Attn.: Fund Administration 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	Advisor	8.75
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	Advisor	6.14
WFCS LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	Advisor	6.97
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	20.64

Name and Address	Share Class	Percentage (%)
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn.: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	C	6.04
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn.: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	C	8.82
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	5.52
Edward Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	R6	20.24
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn.: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	R6	6.88
Mid Atlantic Trust Company FBO MATC Omnibus Div. Reinvest LTCG - RE 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	R6	14.02
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	R6	8.22
Lincoln Investment Planning LLC FBO Lincoln Customers 601 Office Center, Suite 300 Fort Washington, PA 19034-3275	R6	8.07
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	R6	9.56

Templeton Developing Markets Trust

Name and Address	Share Class	Percentage (%)
Edward Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	A	9.40
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	A	6.61
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn.: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	A	6.28
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	A	6.30
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn.: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Advisor	12.58
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Advisor	8.49
LPL Financial Omnibus Customer Account Attn.: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	Advisor	11.66
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Attn.: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Advisor	6.21
MAC Co. Attn.: Mutual Fund Operation 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	Advisor	6.11

Name and Address	Share Class	Percentage (%)
MAC Co. Attn.: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	Advisor	5.26
UBS WM USA Omni Account M/F Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, NJ 07086-6761	Advisor	5.28
National Financial Services LLC FBO Exclusive Benefit of Our Customers Attn.: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	C	5.03
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	C	7.76
LPL Financial FBO Customer Accounts Omnibus Customer Account Attn.: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	C	7.30
WFCS LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	C	5.25
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	C	9.72
Sammons Financial Network LLC 8300 Mills Civic Pkwy. West Des Moines, IA 50266-3833	R	25.18
Merrill Lynch, Pierce, Fenner & Smith For Sole Benefit of Its Customers Attn.: Fund Administration 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	R6	31.57

Name and Address	Share Class	Percentage (%)
FT Growth Allocation Fund FT Fund Allocator C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	R6	16.74
FT Moderate Allocation Fund FT Fund Allocator C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	R6	15.39
Edward Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	R6	6.60
FT Conservative Allocation Fund FT Fund Allocator C/O Fund Accounting 3344 Quality Drive Rancho Cordova, CA 95670-7313	R6	5.39

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

TEMPLETON DEVELOPING MARKETS TRUST

Dated August 16, 2024

Acquisition of Substantially All of the Assets of:

TEMPLETON CHINA WORLD FUND

By and in exchange for shares of

TEMPLETON DEVELOPING MARKETS TRUST

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of Templeton China World Fund (the “China World Fund”) by and in exchange for Class A, Class C, Class R6 and Advisor Class shares of Templeton Developing Markets Trust (the “Developing Markets Trust,” and together with the China World Fund, the “Funds”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 16, 2024 relating to the above-referenced transaction and the Special Meeting of Shareholders of the China World Fund that will be held on October 14, 2024. You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton. 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923.

1

Table of Contents

Page
General Information	2
Supplemental Financial Information	2
Incorporation of Documents by Reference into the SAI	3

General Information

This SAI relates specifically to the proposed reorganization of the China World Fund into the Developing Markets Trust. In connection with the Special Meeting of Shareholders of the China World Fund to be held on October 14, 2024 (the "Meeting"), shareholders of the China World Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for: (i) the acquisition of substantially all of the assets of the China World Fund by the Developing Markets Trust in exchange solely for shares of the Developing Markets Trust, (ii) the issuance of shares of the Developing Markets Trust to the China World Fund and the pro rata distribution of such shares to the shareholders of the China World Fund, and (iii) the complete liquidation and dissolution of the China World Fund (the "Transaction"). Additional information regarding the proposed Transaction is included in the Prospectus/Proxy Statement relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI. Further information about the Developing Markets Trust is contained in the Developing Markets Trust's Statement of Additional Information dated May 1, 2024, SEC Accession No. 0001741773-24-001742 (File No. 033-42163), which is incorporated herein by reference.

Supplemental Financial Information

The Developing Markets Trust will be the accounting and performance survivor following the Transaction. Additionally, there are no material differences in accounting, valuation and tax policies of the China World Fund as compared to those of the Developing Markets Trust.

A table showing the fees and expenses of the Developing Markets Trust and the China World Fund and the fees and expenses of the Developing Markets Trust on a pro forma basis after giving effect to the proposed Transaction is included in the section titled “Annual Operating Expense Table For Class A, Class C, Class R6 and Advisor Class Shares of the Funds and Projected Expenses After the Transaction” of the Prospectus/Proxy Statement.

The Transaction will not result in a material change to the China World Fund’s investment portfolio due to the investment restrictions of the Developing Markets Trust. As a result, a schedule of investments of the China World Fund modified to show the effects of the change is not required and is not included. Templeton Asset Management Ltd., the investment adviser to the Funds, currently estimates that approximately 60% of the China World Fund’s portfolio assets may be sold in connection with the closing of the Transaction as part of a portfolio repositioning and separate from normal portfolio turnover. Such possible sales may depend in part on market conditions and upon the possible need to sell additional portfolio securities to meet redemptions prior to the closing of the Transaction. In addition, some securities may need to be sold if they do not meet the prospectus allowances for the combined Developing Markets Trust. Management anticipates that any securities sold in connection with a portfolio repositioning will be disposed of partly by the China World Fund pre-Transaction and partly by the Developing Markets Trust post-Transaction.

2

Incorporation of Documents by Reference into the SAI

1.	Statement of Additional Information of the Developing Markets Trust, dated May 1, 2024, as supplemented to date (previously filed on EDGAR, Accession No. 0001741773-24-001742) (File No. 033-42163).

2.	Statement of Additional Information of the China World Fund, dated January 1, 2024, as supplemented to date (previously filed on EDGAR, Accession No. 0001741773-23-004136) (File No. 333-104602).

3.	Annual Report of the Developing Markets Trust for the fiscal year ended December 31, 2023 (previously filed on EDGAR, Accession No. 0001868420-24-000024) (File No. 033-42163). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

4.	Annual Report of the China World Fund for the fiscal year ended August 31, 2023 (previously filed on EDGAR, Accession No. 0001868420-23-000166) (File No. 333-104602). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

5.	Semi-Annual Report of the China World Fund for semi-annual period ended February 29, 2024 (previously filed on EDGAR, Accession No. 0001868420-24-000054) (File No. 333-104602). Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

3

FRANKLIN TEMPLETON

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the prospectus/proxy statement.
2. Go to: www.proxyvotenow.com/chinaworld
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the prospectus/proxy statement and havethe proxy card at hand.
2. Call toll-free 877-759-2811
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the prospectus/proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

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TEMPLETON CHINA WORLD FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 14, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above named Fund and appoints Alison Baur, Navid J. Tofigh and Kevin Kirchoff, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders ("Meeting") to be held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, 1:00 p.m., Eastern time on October 14, 2024, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED ""FOR" THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.**

Do you have questions? If you have any questions about how to vote your proxy card or about the meeting in general, please call toll-free (888)-904-4574. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern time.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date ______________________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

100254_TCWF 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 14, 2024.

The Proxy Statement for this Meeting is available at:
https://www.proxyvotinginfo.com/p/templetonchinaworld2024

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees of the Templeton China World Fund. The Board unanimously recommends that you vote "FOR" the proposal. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Fund with and into the Templeton Developing Markets Trust.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization providing for the reorganization of Templeton China World Fund with and into Templeton Developing Markets Trust.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE

100254_TCWF 2024